UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 5/31

Date of reporting period: 11/30/15

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

November 30, 2015

BFS Equity Fund

185 Asylum Street  ●  City Place II  ●  Hartford, CT 06103  ●  (855) 575-2430

Letter to Shareholders

Dear Fellow Shareholders,

Greetings in the New Year! This annual report covers the six-month period June 1, 2015 through November 30, 2015.

On June 1, 2015, the BFS Equity Fund (the “Fund”) had net assets of $20.2 million. During the course of the last six months, the net assets of the Fund increased 16% to $23.4 million as of November 30, 2015. This growth was driven by both inflows from investors into the Fund as well as by the modest positive investment returns achieved by the Fund over the last six months. As of November 30, 2015, there were approximately 515 investors in the Fund.

Numerous global economic and geo-political challenges continued to face U.S. stock markets during the period under review, which resulted in a slightly negative return for the S&P 500® Index (“S&P 500”) and Dow Jones Industrial Average® (“Dow Jones”). The Fund, however, achieved a positive total return of 0.51% for the six-month period June 1, 2015 through November 30, 2015. The Fund outperformed the negative total returns of both the S&P 500 of -0.21% and the Dow Jones of -0.37% for that same period.

This report includes a commentary from the Lead Portfolio Manager, Tim Foster, and Co-Portfolio Managers, Tom Sargent and Keith LaRose. You will also find a listing of the portfolio holdings as of November 30, 2015, as well as financial statements and detailed information about the performance and positioning of the Fund.

We view the stock market over the next year with somewhat more caution than a year ago. The slowdown in the Chinese economy and the devaluation in the yuan is one of the major concerns of investors, as the robust Chinese economy has been one of the key engines of global economic growth over the recent past. Steeply declining energy and commodity prices are seen as a possible foreshadowing of a global deflationary spiral, which brings back memories of the devastation caused by the Great Depression. Another cause for concern is that the Federal Reserve Bank has become less accommodating, and its decision to raise the Fed Funds rate in December (and hints that the Fed Funds will continue to rise modestly in 2016) also adds to investor anxiety. Finally, the manufacturing and industrial sectors of the U.S. economy are slowing, which may mean lower real GDP growth in 2016.

On the geo-political side, there are worrisome tensions in many parts of the globe. Russia’s introduction of its military into the Middle East for the first time in many decades and the recent sale of sophisticated SAM missiles to Iran are examples of belligerent foreign policies. China’s aggressive actions in the South China Sea are another cause of investor anxiety, as is the raging cauldron in the Middle East – nuclear weapons within Iran’s reach, the gains of ISIS, and the re-emergence of Al-Qaeda.

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On the positive side, we do not see a recession materializing in 2016. 2.7 million jobs were created in the U.S. in 2015, with the 4th quarter’s job growth very robust, averaging 284,000 new jobs monthly during the period. The consumer sector of the U.S. economy, which accounts for more than 70% of GDP, appears to be in good shape. In regard to a rising trajectory of interest rates in 2016, it is likely that the Federal Reserve will hold off raising interest rates in early 2016. But even with modestly higher interest rates in 2016, with a Fed Funds rate of perhaps 1%, it is hard to see this negatively affecting the U.S. economy or the stock market.

Although U.S. corporate earnings remained basically flat in 2015 due to the strength of the dollar and to reduced earnings from the energy sector, the operating earnings for the S&P 500 are projected to increase approximately 3-5% in 2016. With operating earnings for the S&P 500 forecast at $125, the current P/E ratio for the S&P 500 is 15 – below the 45-year average P/E of 16.5. While the market is not as inexpensive as it was in 2012 and early 2013, we do not believe that it is overvalued, as some might argue. Certain sectors are very expensive – social media, cybersecurity, certain biotechnology segments, among others – but there are also many quality companies the stock prices of which are, in our view, very reasonably valued.

Despite the market’s nasty January sell-off, after the period covered by this report, we remain cautiously optimistic that there is a reasonable chance that the stock market will rebound later in the year and that the bull market can continue for a seventh year.

In closing, it is important to reiterate our belief that our investment strategy of investing in quality growth stocks purchased with a risk-mitigating approach and positioned to provide a margin of safety in the case of economic or market weakness is effective over the longer term. 37 of the 44 companies which the Fund owned as of November 30 2015 pay dividends, and a considerable number are so-called “dividend aristocrats” – companies that have increased their dividend payouts annually for the past 25 years. We believe the Fund, with ownership of shares in quality companies with strong brands, good balance sheets, professional management, and robust cash flow, should be able to withstand market corrections, even bear markets, and perform well over the longer term.

The Portfolio Managers of the BFS Equity Fund and I are shareholders together with you. We thank you for the trust that you have placed in us to manage your assets.

Sincerely,

Robert H. Bradley

Chairman

Bradley, Foster & Sargent, Inc.

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Portfolio Managers’ Letter

TO OUR SHAREHOLDERS

For the six month period from June 1st 2015 to November 30th, 2015 the BFS Equity Fund returned +0.51%. Over the same period, both the S&P 500® Index (“S&P 500”) and the Dow Jones Industrial Average produced negative total returns of -0.21% and -0.37%, respectively. These negative returns for the market reflect a marked shift in investor psychology from optimism about the seven year economic recovery since 2008 to concern that the recovery cycle may indeed be over. During the period, we are pleased the Fund produced a modest positive return in the face of generally declining stock prices.

MARKET COMMENTARY

For the past seven years, the trend has been your friend in the equity markets, but over the past six months the duration and the magnitude of the stock market recovery extended into a loftier zone and seemed to run out of oxygen. While the decline in the benchmark indices was hardly measurable over the full six month period, in the interim the market experienced a sharp 12% correction. In a virtual Deja vu of the 10% correction in October of 2014, the reality of the signaled end to the zero interest rate policy of the Federal Reserve, as well as the continued inflating value of the U.S. dollar and ensuing commodity price collapse, dashed earnings prospects forcing the market to test the 2014 low.

Perceived risks ballooned through 2015 and complacency evaporated. Among the many market concerns, the slowdown in global growth was first and foremost. In the US, Real GDP growth declined from 3.9% in the second quarter to an estimated 1.5% in the fourth quarter. In China, growth slowed to about 6.0% (down from almost twice that a few years ago), prompting policy makers to devalue the Yuan versus the dollar. The dollar strengthened versus almost every global currency with the biggest impact stemming from the Yuan, the Euro and the Yen. For commodities priced in dollars, like oil, this meant a sharp drop in price and slashing of capital spending budgets. For U.S. manufacturers of everything from jet engines to tractors and bulldozers, the dollar strength means a competitive disadvantage for global pricing. For U.S. companies doing business across the globe, translating foreign profits back to stronger U.S. dollars means fewer dollars – hence lower profits. Estimates for corporate profits, which at the start of 2015 were optimistic at high single digit or low double digit comparisons, collapsed to -3.5% for the fourth quarter of 2015.

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When the market sells at a reasonable multiple relative to history and to prevailing interest rates, as the market currently does at about 16 times forward twelve month expected earnings, then further price appreciation is most likely to be driven by earnings. The flattening of earnings expectations seems fairly reflected by the flattening out in the market’s advance.

With little pricing power to be had in this near zero inflation environment, revenue growth has been nearly nonexistent. If revenue growth can’t drive profits higher, then growth will have to come from margins. But pretax margins are already at record highs of about 10% – what will drive margins higher from here? The substitution of capital for labor has historically been a primary driver of productivity, but as labor markets tighten (unemployment has declined from 10% at the start of this cycle to now 5%), the cost of labor will inevitably go up thereby putting downward pressure on margins. Witness the public and private employees that have recently benefited from higher mandated minimum wages. Lean manufacturing practices have come a long way and further improvements can always be found, but the impact of tighter labor will likely pressure margins lower.

INVESTMENT STRATEGY

The outcome of this confounding economic stew has been poor performance from the economically sensitive sectors like Basic Materials, Energy, Manufacturing and Transportation, as well as a laser like focus on the few large companies that can show genuine revenue growth. Among these names, Amazon, Alphabet (formerly Google), Facebook and Netflix stand out. For calendar 2015, the top ten stocks in the S&P 500 (including these names) returned 17% while the next 490 names declined by 5%. A market characterized by a handful of winners amidst a majority of declining names is generally not a healthy market. In 2015, a Growth-At-Any-Price (GAAP) strategy was highly rewarded. Now, valuations of these winning names are well in excess of both the current market mean valuation as well as historical means. Preservation of capital conflicts with reaching for high returns, but is an important objective of the BFS Equity Fund strategy. The lessons of the “Tech Wreck” of 2002 have not been forgotten and in the very long run, everything reverts to the mean. Riding a P/E (Price to Earnings multiple) of over 100 back to a market mean of 16 is a painful experience – one which virtually every technology stock from the turn of the millennium experienced. We view the challenge in the coming quarters as threefold: One, the quest for attractive Growth-At-A-Reasonable-Price (GARP)

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candidates; Two, seeking out those contrarian high quality names that suffered the headwinds of the strength of the dollar and the softness of commodity prices and the weak manufacturing economy; and Three, the hunt for event driven bargains. It can be anyone’s guess where consumers may spend their price-at-the-pump energy savings, or how long El Nino will last and the effect on crop prices. How long does it take to win back consumers from either a food or pharmaceutical contamination issue or manufacturing setback? The market is often impatient about negative events. We do a lot of homework on great companies that are priced out of our valuation parameters. If a negative event can provide the right price, our mission is to determine the extent of the problem and figure out when and if the stock might return to its former unblemished valuation. Among the criteria that drive buy and sell decisions throughout the markets these days, patience is a fallen angel. In our view, good companies at good prices plus a little patience is often the formula for success.

INVESTMENT COMMENTARY

As the six plus year bull market since March 2009 stalled out during the past six months, our forecast looking forward is more tentative. Stay with the winners? Or dig for new value? Growth clearly outperformed value over the period, but markets are finicky and leadership often rotates. We have given up on some ideas that did not work. We have added some new names for growth, but we are also shopping among some of last year’s least favorite stocks where we believe fundamental changes have occurred which should lead to better performance going forward.

Importantly, we believe the key underpinnings for positive equity performance are still in place. The economy is growing – we think Real GDP growth should be in the 2+% range. The Fed is still friendly – we view the symbolic December 0.25% rate rise as more of a slight backing off of the accelerator vs. a tap on the brake. Inflation is below the Fed target – CPI is still below the Fed’s 2% target. The market valuation is neutral – while some valuation metrics are clearly lofty, the current P/E multiple of 16 is virtually at the 30 year mean. Lastly, amidst much global conflict and uncertainty, investing in U.S. dollars, in U.S. companies and in the U.S. regulatory environment continues to be a relatively good bet.

Technology

The Technology sector was our heaviest weighted sector at 24.7%, higher than the S&P 500 at 20.9%. Both our overweighting, as well as our stock

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selections, helped the Technology sector provide the highest sector contribution of +8.1% vs. the S&P contribution of +3.0%. Our largest position and top performer was Alphabet (formerly Google, at +39.9%) followed by Microsoft (+17.5%) and Adobe (+15.6%). Apple (-8.3%) was, surprisingly, our weakest tech holding.

Healthcare

Our second largest sector weighting was Healthcare at 16.5% versus 14.6% for the S&P. As pre-election politics heated up, so did fears over government controlled pricing and the sector produced a negative return of -5.3% for the Fund and -4.4% for the S&P. All of the pharmaceutical producers lost ground with Novartis dropping -17.0%. Biotech fared no better with all three of our holdings – Biogen, Celgene and Gilead – all contributing single digit losses. Thermo Fisher had the best return at +7.0% followed by well diversified Johnson & Johnson at +2.6%.

Consumer Discretionary

The Consumer Discretionary sector was the best S&P sector performer at +6.7%. The Fund’s discretionary holdings fell slightly shy of that at +6.2%. We were somewhat overweight the sector at 14.5% versus 13.1% for the S&P. Nike (+30.4%), Home Depot (+21.4%) and Starbucks (+18.9%) were our top performers. Surprising news from Disney that ESPN subscriptions actually declined rocked the media industry, but Disney managed a +3.4% gain. Our biggest surprise and detractor from performance was Polaris, which declined -22.7%. Polaris battled high currency headwinds, a manufacturing glitch in their new painting facility and, finally, the warmest December on record. While we have evoked the three strikes and you’re out rule in the past, we believe these events could easily shift from headwinds to tailwinds in future quarters and we have added to our position.

Industrials

The manufacturing economy weakened through the second and third quarters of this year causing us to narrow our overweighting to 12.4% compared to the S&P 500 Industrial sector weighting of 10.1%. The sector contributed zero to returns for the S&P and a modest loss of -0.4% for the Fund. We were pleased to see the market come to appreciate the massive restructuring at GE with the stock gaining +11.7%. Danaher as well announced a major acquisition of Pall Corp and a two way split along industrial and life sciences lines. The market liked

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the idea and the stock gained +12.0%. The strong dollar hurt United Technologies (-17.0%) and the collapse of commodity prices drove Union Pacific down -15.7%.

Consumer Staples

Always liking the defensive characteristics of the Consumer Staples sector, we overweighted the sector 11.1% versus the S&P at 9.5%. Positive attribution from stock selection helped push the Fund’s sector return to +5.8% versus the S&P at +2.6%. Constellation Brands led the sector at +19.6%. Our favorite retailer, Costco, contributed +13.8%. CVS (-7.5%) and Nestle (-1.8%) both lost a little ground.

Financials

Although bank balance sheets continued to improve and bank loan growth accelerated to about 8%, the S&P 500 Financial sector showed a modest return of +0.7%. The Fund’s Financial sector return was slightly better at +1.8%. Our weighting was well below the S&P weighting at 10.9% versus 16.6% for the S&P. The world of ZIRP (Zero Interest Rate Policy) has been a major headwind for the banking industry. M&T Bank finally gained approval for the acquisition of Hudson City Bancorp and gained +4.9%. American Express, approaching the end of their Costco partnership, lost -2.4%.

Energy

A couple of years ago, we would never have forecast the implosion of energy prices we have seen, but the strong dollar, the game changing productivity of shale drilling in the U.S. and OPEC pumping flat out, all conspired to drive oil and gas prices to multi-year lows. Anticipating the cyclical nature of commodity oriented businesses, we slightly overweighted the sector at 8.6% versus the S&P at 7.1%, believing most of the damage had been done. It appears we are still too early as Energy was the worst performing S&P sector (-11.3%). The Fund fared better, declining a more modest -6.5%. With the industry bleeding globally, we stuck with the biggest and the best: Exxon (-0.6%), Schlumberger (-13.4%) and EOG (-5.6%).

Materials, Telecommunications and Utilities

Combined, these sectors represent about 8.1% of the S&P 500. We had no exposure in the Fund to these sectors at the end of the period. Similar to our view of the cyclical nature of energy stocks, we thought there might (and may still) be an opportunity in gold. We stuck our toe in the water with a small position in Agnico Eagle Mines (-27.4%). It didn’t feel very good, so we got out!

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CLOSING COMMENTS

The Fed has taken its first step in a return to more normal interest rate policy by raising the Fed Funds rate by a symbolic 25 basis points. We view this positively as the Fed recognizes growing underlying strength in the economy and labor markets. The U. S. dollar’s strength provides great purchasing power and a relative safe haven global currency. Low energy and commodity prices lowers the price of cost of goods sold, as well as living expenses for consumers. Technological advances in data processing, life sciences, communications and manufacturing techniques provide important venues for growth. These are the opportunities. Terror, politics, regulations, loss in confidence – the risks are many. There are compelling cases to be both bullish and bearish. Within the BFS Equity Fund, we have attempted to achieve a balance between growth and defensive positioning. We, at Bradley, Foster & Sargent, Inc., look forward to serving you through our management of the BFS Equity Fund. Thank you for placing your capital, along with ours, under our care.

Timothy Foster	Keith LaRose	Thomas Sargent
Lead Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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SEMI-ANNUAL PERFORMANCE REVIEW

(UNAUDITED)

The Fund outperformed the S&P 500 and the Dow Jones Industrial Average for the six-month period June 1, 2015 through November 30, 2015, returning +0.51% versus -0.21% for the S&P 500 and -0.37% for the Dow Jones Industrial Average.

Key Detractors from Relative Results

•

Basic Materials was the Fund’s weakest sector – by far. Our single holding of Agnico Eagle Mines declined by -27.4%. Fortunately, it was a small position and has since been eliminated. Similarly, we had no exposure to the Telecommunications sector which produced negative returns for the S&P.

•

The normally reliable Healthcare sector was disappointing. We were slightly overweight by 2 percentage points and had slightly worse returns versus the S&P 500 at -5.3% versus -4.4%. Both our traditional pharmaceuticals, as well as biotech holdings, produced negative returns.

Key Contributors to Relative Results

•

The Technology sector provided the largest contribution to returns relative to the S&P 500. Both our overweighting of the sector, as well as our stock selection, contributed to the outperformance. Our largest position and top performer was Alphabet (formerly Google, at +39.9%) followed by Microsoft (+17.5%) and Adobe (+15.6%).

•

While we were only modestly overweight the Consumer Staples sector, our stock selection significantly outperformed the S&P 500. Constellation Brands led the sector at +19.6%. Our favorite retailer, Costco, contributed +13.8%.

•

In the Energy sector, which had negative returns for both the Fund and the S&P 500, our stock selection helped mitigate the damage with a negative contribution of -6.5% versus the S&P 500 at -11.3%. The biggest and the best, Exxon, drove the relative contribution.

FUND INFORMATION

ASSET ALLOCATION

(as a percentage of total investments)

TEN LARGEST HOLDINGS (%)	FUND
Alphabet Inc. Class A	3.6
Danaher	3.1
Apple Inc.	3.1
Microsoft	2.8
General Electric	2.6
Nike Inc. Class B	2.6
Mastercard Inc. Class A	2.5
Polaris Industries Inc.	2.5
United Technologies	2.5
Walt Disney	2.4

SECTOR DIVERSIFICATION (%)	FUND	S&P 500
Technology	24.7	20.9
Healthcare	16.5	14.6
Consumer Discretionary	14.5	13.1
Industrial	12.4	10.1
Consumer Staples	11.1	9.5
Financials	10.9	16.6
Energy	8.6	7.1
Cash Equivalents	1.3	0.0
Materials	0.0	2.9
Telecommunication Services	0.0	2.3
Utilities	0.0	2.9

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Investment Results (Unaudited)

Total Returns(a)

(For the periods ended November 30, 2015)

			Annualized
	6 Months	One Year	Since Inception (November 8, 2013)
BFS Equity Fund	0.51%	4.75%	8.32%
S&P 500® Index(b)	-0.21%	2.75%	11.11%
Dow Jones Industrial Average®(c)	-0.37%	1.86%	9.00%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated September 28, 2015, were 2.26% of average daily net assets (1.25% after fee waivers/expense reimbursements by Bradley, Foster & Sargent, Inc. (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until September 30, 2016, so that total annual fund operating expenses do not exceed 1.00%. This operating expense limitation does not apply to: interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Fees and Expenses of Acquired Funds,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 575-2430.

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(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

AVAILABILITY OF PORTFOLIO SCHEDULE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SUMMARY OF FUND’S EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the six month period, June 1, 2015 to November 30, 2015.

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Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period Ended
BFS Equity Fund	June 1, 2015	November 30, 2015	November 30, 2015(a)
Actual	$1,000.00	$1,005.10	$6.27
Hypothetical(b) (5% return before expenses)	$1,000.00	$1,018.74	$6.31

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366.
(b)	Assumes a 5% return before expenses.

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Schedule of Investments (Unaudited)

November 30, 2015

Shares		Fair Value
COMMON STOCKS — 98.44%

	Aerospace & Defense 2.47%
6,000	United Technologies Corp.	$576,300

	Beverages 3.39%
3,500	Constellation Brands, Inc. - Class A	490,910
3,000	PepsiCo, Inc.	300,480

		791,390

	Biotechnology 5.07%
1,500	Biogen, Inc.*	430,290
3,500	Celgene Corp.*	383,075
3,500	Gilead Sciences, Inc.	370,860

		1,184,225

	Commercial Banks 8.75%
12,000	East West Bancorp, Inc.	520,560
4,000	M&T Bank Corp.	501,320
12,000	U.S. Bancorp	526,680
9,000	Wells Fargo & Co.	495,900

		2,044,460

	Computers & Peripherals 3.04%
6,000	Apple, Inc.	709,800

	Diversified Financial Services 2.14%
7,500	JPMorgan Chase & Co.	500,100

	Electronic Equipment, Instruments & Components 4.42%
9,000	Amphenol Corp. - Class A	495,450
8,000	TE Connectivity Ltd.	536,720

		1,032,170

	Energy Equipment & Services 4.33%
4,000	Core Laboratories N.V.	472,600
7,000	Schlumberger Ltd.	540,050

		1,012,650

	Food & Staples Retailing 3.80%
2,000	Costco Wholesale Corp.	322,840
6,000	CVS Health Corp.	564,540

		887,380

	Food Products 2.05%
11,000	Mondelez International, Inc. - Class A	480,260

	Hotels, Restaurants & Leisure 2.31%
8,800	Starbucks Corp.	540,232

	Household Durables 2.40%
12,000	Jarden Corp.*	560,160

See accompanying notes which are an integral part of these financial statements.

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Schedule of Investments (Unaudited) (continued)

November 30, 2015

Shares		Fair Value
COMMON STOCKS — (continued)

	Household Products 1.83%
5,000	Church & Dwight Co., Inc.	$428,850

	Industrial Conglomerates 5.65%
7,500	Danaher Corp.	722,925
20,000	General Electric Co.	598,800

		1,321,725

	Internet Software & Services 3.59%
1,100	Alphabet, Inc. - Class A*	839,135

	IT Services 6.60%
8,000	Cognizant Technology Solutions Corp. - Class A*	516,640
6,000	MasterCard, Inc. - Class A	587,520
15,000	Sabre Corp.	438,900

		1,543,060

	Leisure Equipment & Products 2.48%
5,500	Polaris Industries, Inc.	579,865

	Life Sciences Tools & Services 2.37%
4,000	Thermo Fisher Scientific, Inc.	553,600

	Media 2.43%
5,000	Walt Disney Co./The	567,350

	Oil, Gas & Consumable Fuels 4.24%
6,000	EOG Resources, Inc.	500,580
6,000	Exxon Mobil Corp.	489,960

		990,540

	Pharmaceuticals 9.02%
5,000	Johnson & Johnson	506,200
10,000	Merck & Co., Inc.	530,100
6,000	Novartis AG ADR	511,440
12,000	Zoetis, Inc.	560,400

		2,108,140

	Professional Services 2.20%
11,000	Nielsen Holdings PLC	513,480

	Software 6.94%
5,500	Adobe Systems, Inc.*	503,030
5,000	ANSYS, Inc.*	466,050
12,000	Microsoft Corp.	652,200

		1,621,280

	Specialty Retail 2.29%
4,000	Home Depot, Inc./The	535,520

See accompanying notes which are an integral part of these financial statements.

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Schedule of Investments (Unaudited) (continued)

November 30, 2015

Shares		Fair Value
COMMON STOCKS — (continued)

	Textiles, Apparel & Luxury Goods 2.55%
4,500	NIKE, Inc.	$595,260

	Trading Companies & Distributors 2.08%
12,000	Fastenal Co.	486,960

	Total Common Stocks (Cost $20,175,268)	23,003,892

	Money Market Funds 1.38%
321,443	Fidelity Prime Money Market Portfolio, Institutional Class, 0.17%(a)	321,443

	Total Money Market Funds (Cost $321,443)	321,443

	Total Investments 99.82% (Cost $20,496,711)	23,325,335

	Other Assets in Excess of Liabilities 0.18%	42,998

	TOTAL NET ASSETS 100.00%	$23,368,333

(a)	Rate disclosed is the seven day yield as of November 30, 2015.
*	Non-income producing security.
ADR	— American Depositary Receipt

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Huntington Asset Services, Inc.

See accompanying notes which are an integral part of these financial statements.

15

Statement of Assets and Liabilities (Unaudited)

November 30, 2015

Assets
Investments in securities at fair value (cost $20,496,711)	$23,325,335
Receivable for fund shares sold	66,845
Receivable for investments sold	420,554
Dividends receivable	36,274
Prepaid expenses	14,964
Total Assets	23,863,972
Liabilities
Payable for fund shares redeemed	10,058
Payable for investments purchased	439,461
Payable to Adviser	2,923
Payable to administrator, fund accountant, and transfer agent	16,666
Payable to custodian	350
Payable to trustees	181
Distribution fees accrued	4,762
Other accrued expenses	21,238
Total Liabilities	495,639
Net Assets	$23,368,333
Net Assets consist of:
Paid-in capital	$21,038,260
Accumulated undistributed net investment income	60,634
Accumulated undistributed net realized loss from investment transactions	(559,185)
Net unrealized appreciation on investments	2,828,624
Net Assets	$23,368,333
Shares outstanding (unlimited number of shares authorized, no par value)	1,988,386
Net asset value, offering and redemption price per share	$11.75

16

See accompanying notes which are an integral part of these financial statements.

Statement of Operations (Unaudited)

For the six months ended November 30, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $3,207)	$165,792
Total investment income	165,792
Expenses
Investment Adviser	80,874
Distribution (12b-1)	26,958
Administration	19,001
Fund accounting	12,500
Transfer agent	18,900
Legal	7,709
Registration	12,126
Custodian	2,100
Audit	7,750
Trustee	2,399
Report printing	8,231
Miscellaneous	6,078
Total expenses	204,626
Fees waived and reimbursed by Adviser	(69,972)
Net operating expenses	134,654
Net investment income	31,138
Net Realized and Unrealized Gain/(Loss) on Investments
Net realized loss on investment securities transactions	(203,222)
Net change in unrealized appreciation of investment securities	374,431
Net realized and unrealized gain on investments	171,209
Net increase in net assets resulting from operations	$202,347

17

See accompanying notes which are an integral part of these financial statements.

Statements of Changes in Net Assets

Increase in Net Assets due to:	For the Six Months Ended November 30, 2015 (Unaudited)	For the Year Ended May 31, 2015
Operations
Net investment income	$31,138	$49,326
Net realized loss on investment securities transactions	(203,222)	(179,137)
Net change in unrealized appreciation of investment securities	374,431	1,676,273
Net increase in net assets resulting from operations	202,347	1,546,462
Distributions
From net investment income	–	(50,367)
Total distributions	–	(50,367)
Capital Transactions
Proceeds from shares sold	3,203,900	6,774,960
Reinvestment of distributions	–	31,188
Amount paid for shares redeemed	(205,405)	(879,815)
Net increase in net assets resulting from capital transactions	2,998,495	5,926,333
Total Increase in Net Assets	3,200,842	7,422,428
Net Assets
Beginning of period	20,167,491	12,745,063
End of period	$23,368,333	$20,167,491
Accumulated undistributed net investment income included in net assets at end of period	$60,634	$29,496
Share Transactions
Shares sold	280,892	613,346
Issued in reinvestment of distributions	–	2,772
Redeemed	(17,603)	(79,058)
Net increase in shares outstanding	263,289	537,060

18

See accompanying notes which are an integral part of these financial statements.

Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended November 30, 2015 (Unaudited)		For the Year Ended May 31, 2015	For the Period Ended May 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.69		$10.73	$10.00

Income from investment operations:

Net investment income	0.01		0.02	0.04

Net realized and unrealized gain on investments	0.05		0.97	0.70

Total from investment operations	0.06		0.99	0.74

Less distributions to shareholders from:

Net investment income	—		(0.03)	(0.01)

Total distributions	—		(0.03)	(0.01)

Net asset value, end of period	$11.75		$11.69	$10.73

Total Return(b)	0.51	%(c)	9.27%	7.36	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$23,368		$20,167	$12,745

Ratio of expenses to average net assets	1.25	%(d)	1.25%	1.25	%(d)

Ratio of expenses to average net assets before waiver and reimbursement	1.90	%(d)	2.26%	3.93	%(d)

Ratio of net investment income to average net assets	0.29	%(d)	0.30%	0.68	%(d)

Ratio of net investment loss to average net assets before waiver and reimbursement	(0.36	)%(d)	(0.71)%	(2.00	)%(d)

Portfolio turnover rate	10.58	%(c)	51.17%	46.50	%(c)

(a)	For the period November 8, 2013 (commencement of operations) to May 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any.
(c)	Not annualized
(d)	Annualized

19

See accompanying notes which are an integral part of these financial statements.

Notes to the Financial Statements (Unaudited)

November 30, 2015

NOTE 1 – ORGANIZATION

The BFS Equity Fund (the “Fund”) was organized as an open-end diversified series of the Valued Advisers Trust (the “Trust”) on July 23, 2013 and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of, and during the six months ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the last six months, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The Fund has chosen specific identification as its tax lot identification method for all securities transactions. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are generally recorded as soon as such information becomes available. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. The ability of issuers of debt securities held by the

20

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2015

Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net realized long term and short term capital gains, if any, at least annually. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

NOTE 3 – SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

21

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2015

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund, with support from the Adviser, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in management’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations.

22

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2015

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$23,003,892	$—	$—	$23,003,892
Money Market Funds	321,443	—	—	321,443
Total	$23,325,335	$—	$—	$23,325,335

*	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels during the six months ended November 30, 2015 and the previous reporting period end.

NOTE 4 – FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended November 30, 2015, the Adviser earned a fee of $80,874 from the Fund before the waivers described below. At November 30, 2015, the Fund owed the Adviser $2,923.

The Adviser has contractually agreed to waive or limit its fee and assume other expenses of the Fund, until September 30, 2016, so that the ratio of total annual operating expenses do not exceed 1.00%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Fees and Expenses of Acquired Funds” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. The Adviser may be entitled to recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. For the six months ended November 30, 2015,

23

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2015

expenses totaling $69,972 were waived or reimbursed by the Adviser. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through May 31,
$146,030	2017
$163,520	2018
$69,972	2019

The Trust retains Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc. – see Subsequent Events) (“Ultimus”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended November 30, 2015, Ultimus earned fees of $19,001 for administrative and compliance services provided to the Fund. At November 30, 2015, Ultimus was owed $6,334 from the Fund for administrative and compliance services. Certain officers of the Trust are members of management and/or employees of Ultimus. Ultimus is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the parent company of Unified Financial Securities, LLC (the “Distributor”). Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”) was previously affiliated with Huntington Asset Services, Inc. For the six months ended November 30, 2015, the Custodian earned fees of $2,100 for custody services provided to the Fund. At November 30, 2015, the Custodian was owed $350 from the Fund for custody services.

The Trust also retains Ultimus to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended November 30, 2015, Ultimus earned fees of $18,900 for transfer agent services and reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. At November 30, 2015, the Fund owed Ultimus $6,165 for transfer agent services and out-of-pocket expenses. For the six months ended November 30, 2015, Ultimus earned fees of $12,500 from the Fund for fund accounting services. At November 30, 2015, Ultimus was owed $4,167 from the Fund for fund accounting services.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the six months ended November 30, 2015, 12b-1 expense incurred by the Fund was $26,958. The Fund owed $4,762 for 12b-1 fees as of November 30, 2015.

Unified Financial Securities, LLC acts as the principal distributor of the Fund’s shares. A trustee and an officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

24

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2015

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Sales
$5,423,822	$2,221,467

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2015.

NOTE 6 – ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At November 30, 2015, Charles Schwab & Co. (“Schwab”) owned, as record shareholder, 58% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 8 – FEDERAL TAX INFORMATION

At November 30, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$3,136,672
Gross Unrealized (Depreciation)	(352,805)
Net Unrealized Appreciation on Investments	$2,783,867

At November 30, 2015, the aggregate cost of securities for federal income tax purposes was $20,541,468 for the Fund.

At May 31, 2015, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$29,496
Undistributed long-term capital gains	—
Accumulated capital and other losses	(311,206)
Unrealized Appreciation	2,409,436
Total	$2,127,726

The difference between book and tax basis appreciation was attributable primarily to the tax deferral of losses on wash sales in the amount of $44,757.

25

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2015

The tax character of distributions paid for the fiscal year ended May 31, 2015 was as follows:

2015
Distributions paid from:
Ordinary Income	$50,367

As of May 31, 2015, the Fund has available for federal tax purposes an unused capital loss carryforward of $177,167 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended May 31, 2015, the Fund deferred post October capital losses in the amount of $134,039.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10 – SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financials were issued. On November 13, 2015, Huntington Bancshares, Inc. entered into an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, LLC. The sale closed on December 31, 2015. Management has determined that there were no additional items requiring additional disclosure.

26

Investment Advisory agreement Approval (Unaudited)

At a meeting held on June 2-3, 2015, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Bradley, Foster & Sargent, Inc. (the “Adviser” or “BFS”) with respect to the BFS Equity Fund (the “Fund”). Counsel noted that the 1940 Act requires the approval of the investment advisory agreement between the Trust and its investment adviser by the Board, including a majority of the Independent Trustees. The Board discussed the arrangements between the Adviser and the Trust with respect to the Fund.

Counsel directed the Trustees to a memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Agreement. The Board then discussed the specific contractual arrangements between the Trust and BFS with respect to the Fund. They reflected upon the Board’s prior experience with BFS in managing the Fund, as well as their earlier discussion with representatives of BFS.

Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the renewal of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by BFS; (ii) the investment performance of the Fund;(iii) the costs of the services to be provided and anticipated profits to be realized by BFS from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) BFS’s practices regarding possible conflicts of interest and potential benefits derived from its relationship with the Fund.

In assessing the factors and reaching its decision, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically requested and prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested, was provided with, and reflected on, information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by BFS; (ii) quarterly assessments of the investment performance of the Fund by personnel of BFS; (iii) commentary on the reasons for the performance; (iv) presentations by BFS addressing investment philosophy, investment strategy, personnel and operations of BFS; (v) compliance and audit reports concerning the Fund and BFS; (vi) disclosure information contained in the registration statement of the Trust with respect to the Fund and the Form ADV of BFS; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information with respect to each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about BFS, including financial information, a description of personnel and the managerial services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to those historically utilized by the Fund, as well as for separate accounts managed by BFS; and (iii) benefits to be realized by BFS from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

27

1. The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered BFS’s responsibilities under the Agreement. The Trustees considered the services being provided by BFS to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered BFS’s continuity of, and commitment to retain, qualified personnel and BFS’s commitment to maintain and enhance its resources and systems, the commitment of BFS’s personnel to finding alternatives and options that allow the Fund to maintain its goals, and BFS’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered BFS’s personnel, including the education and experience of BFS’s personnel. They discussed the recent addition of an individual to serve as Chief Administrative Officer and Chief Compliance Officer of BFS. After considering the foregoing information and further information in the Meeting materials provided by BFS (including BFS’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by BFS were satisfactory and adequate for the Fund.

2. Investment performance of the Fund and the Adviser. In considering the investment performance of the Fund and BFS, the Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of the Fund’s benchmark. The Trustees also considered the consistency of BFS’s management of the Fund with its investment objectives, strategies, and limitations. The Trustees noted that the Fund’s performance was below its benchmark for the period since inception of the Fund, but was above the benchmark for more recent periods, including the first quarter of 2015 and the year-to-date period through April. They also noted that the Fund’s performance was below that of its peer group for the one year period ended March 31, but was above its peer group for the period since inception. The Board reviewed the performance of BFS in managing separate accounts with investment strategies similar to that of the Fund and observed that the performance was relatively comparable. After reviewing and discussing the investment performance of the Fund further, BFS’s experience managing the Fund, the Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and BFS was satisfactory.

3. The costs of services to be provided and the profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by BFS from the relationship with the Fund, the Trustees considered: (1) BFS’s financial condition; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by BFS regarding its profits associated with managing the Fund, noting that BFS is currently waiving its management fee and reimbursing a portion of the Fund’s expenses. The Trustees also considered potential benefits for BFS in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee is below the average and median fees of peers in its category. The Trustees also noted that the Fund’s net expense ratio was lower than that of the peer average and median, as a result of BFS’s contractual commitment to limit the expenses of the Fund. Based on the foregoing, the Board concluded that the fees to be paid to BFS by the Fund and the profits to be realized by BFS, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

28

4. The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with BFS. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the Fund’s shareholders would continue to benefit from the economies of scale under the Trust’s agreement with service providers other than BFS. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

5. Possible conflicts of interest and benefits to the Adviser. In considering BFS’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or BFS’s other accounts; and the substance and administration of BFS’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to BFS’s potential conflicts of interest. The Trustees noted that BFS may utilize soft dollars and the Trustees noted BFS’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to BFS, including the fact that the Fund provides an attractive vehicle for smaller accounts, which may increase the total assets under management by BFS. Based on the foregoing, the Board determined that the standards and practices of BFS relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by BFS in managing the BFS were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined to approve the continuation of the Agreement between the Trust and the Adviser.

29

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder holds shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

30

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (855) 575-2430 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Ira Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Bradley, Foster & Sargent, Inc.

185 Asylum Street, City Place II

Hartford, Connecticut 06103

DISTRIBUTOR

Unified Financial Securities, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group TM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

SEMI-ANNUAL REPORT

November 30, 2015

CLOUD CAPITAL FUNDS

Cloud Capital Strategic All Cap Fund

Fund Adviser:

Cloud Capital LLC

P.O. Box 451179

Grove, OK 74345

Toll Free (877) 670-2227

Investment Results – (Unaudited)

Total Returns (a) (For the periods ended November 30, 2015)

			Average Annual Returns

	Six Months	One Year	Three Year	Since Inception (June 29, 2011)
Cloud Capital Strategic All Cap Fund - Institutional Class	(3.57)%	(1.09)%	13.52%	10.28%
S&P 500® Index (b)	(0.21)%	2.75%	16.09%	13.69%
Russell 3000 Index (b) (c)	(1.05)%	2.58%	16.00%	13.27%
Russell 1000 Equal Weight Index (b)	(5.33)%	(1.15)%	14.94%	11.53%
Russell 2000 Equal Weight Index (b)	(5.45)%	(1.15)%	12.25%	7.90%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated September 28, 2015, were 1.91% of average daily net assets (1.41% after fee waivers/expense reimbursements by Cloud Capital LLC (the “Adviser”)). Effective February 1, 2014, the Adviser has contractually agreed to waive its management fee in its entirety. This waiver is not subject to recoupment and will continue through September 30, 2016. Additionally, the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund through September 30, 2016, so that Total Annual Fund Operating Expenses do not exceed 1.40%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, and indirect expenses (such as “Acquired Fund Fees and Expenses”). The Adviser may be entitled to reimbursement of any fees waived or expenses reimbursed prior to February 1, 2014, pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any reimbursement previously paid, provided total expense do not exceed the limitation set forth above. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 670-2227.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The S&P 500® Index, Russell 1000® Equal Weight Index, Russell 2000® Equal Weight Index and the Russell 3000® Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	Effective January 19, 2015, the Fund (formerly known as the Cloud Capital Strategic Large Cap Fund) adopted a new investment objective and strategy. The Trust has designated the Russell 3000 Index as the Fund’s primary benchmark index as it is more representative of the Fund’s investment objective and strategy.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (877) 670-2227. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC Member FINRA.

Semi-Annual Report

1

Fund Holdings – (Unaudited)

(a)	As a percent of net assets.

The investment objective of the Cloud Capital Strategic All Cap Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report

2

About the Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period Ended November 30, 2015 (a)

Cloud Capital Strategic All Cap Fund – Institutional Class
Actual	$1,000.00	$964.30	$7.07
Hypothetical (b)	$1,000.00	$1017.80	$7.26

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 183/366.
(b)	Assumes a 5% return before expenses.

Semi-Annual Report

3

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited)

Shares		Fair Value
Common Stocks — 88.5%
Consumer Discretionary — 9.7%
565	Aaron’s, Inc.	$13,710
114	Advance Auto Parts, Inc.	18,480
37,400	Aeropostale, Inc. *	20,204
37	Amazon.com, Inc. *	24,838
316	AMC Networks, Inc., Class A *	25,684
1,415	American Eagle Outfitters, Inc.	22,039
2,035	Apollo Education Group, Inc., Class A *	14,365
1,818	Ascena Retail Group, Inc. *	20,600
240	AutoNation, Inc. *	15,361
20	AutoZone, Inc. *	15,793
1,630	Barnes & Noble, Inc.	20,860
234	Bed Bath & Beyond, Inc. *	12,776
474	Best Buy Co., Inc.	15,074
462	Big Lots, Inc.	20,789
497	Bob Evans Farms, Inc.	19,790
324	BorgWarner, Inc.	13,825
454	Brinker International, Inc.	20,703
521	Cabela’s, Inc., Class A *	24,426
617	Cablevision Systems Corp.	18,806
242	CarMax, Inc. *	13,852
299	Carnival Corp.	15,105
238	Carter’s, Inc.	20,560
317	CBS Corp., Class B	16,012
257	CEB, Inc.	19,845
421	Cheesecake Factory, Inc./The	19,863
1,504	Chico’s FAS, Inc.	18,050
20	Chipotle Mexican Grill, Inc. *	11,489
644	Cinemark Holdings, Inc.	22,351
492	Coach, Inc.	15,644
255	Comcast Corp., Class A	15,544
621	CST Brands, Inc.	23,112
470	D.R. Horton, Inc.	15,186
210	Darden Restaurants, Inc.	11,791
361	Deckers Outdoor Corp. *	17,679
199	Delphi Automotive PLC	17,455
779	DeVry Education Group, Inc.	18,499
469	Dick’s Sporting Goods, Inc.	18,324
3	Dillard’s, Inc., Class A	225
543	Discovery Communications, Inc., Class A *	16,897
187	Dollar General Corp.	12,235
375	Dollar Tree, Inc. *	28,265
215	Domino’s Pizza, Inc.	23,142
1,066	DreamWorks Animation SKG, Inc., Class A *	26,272
128	Expedia, Inc.	15,786
312	Foot Locker, Inc.	20,287

Shares		Fair Value
Common Stocks — (Continued)
Consumer Discretionary — (Continued)
1,073	Ford Motor Co.	$15,376
238	Fossil Group, Inc. *	9,163
327	GameStop Corp., Class A	11,453
597	Gannett Co., Inc.	16,854
440	Gap, Inc./The	11,751
383	Garmin Ltd.	14,480
511	General Motors Co.	18,503
1,394	Gentex Corp.	23,331
176	Genuine Parts Co.	15,918
498	Goodyear Tire & Rubber Co./The	17,384
23	Graham Holdings Co.	12,330
969	Guess?, Inc.	19,078
437	H&R Block, Inc.	16,017
770	Hanesbrands, Inc.	23,602
262	Harley-Davidson, Inc.	12,820
154	Harman International Industries, Inc.	15,836
198	Hasbro, Inc.	14,455
126	Home Depot, Inc./The	16,818
362	HSN, Inc.	18,068
885	International Game Technology PLC	13,747
606	International Speedway Corp., Class A	21,566
763	Interpublic Group of Cos., Inc./The	17,541
455	Jarden Corp. *	21,225
383	John Wiley & Sons, Inc., Class A	19,761
350	Johnson Controls, Inc.	16,096
1,502	KB Home	21,168
281	Kohl’s Corp.	13,267
180	L Brands, Inc.	17,194
308	Leggett & Platt, Inc.	14,356
275	Lennar Corp., Class A	14,098
788	LKQ Corp. *	23,228
208	Lowe’s Companies, Inc.	15,928
246	Macy’s, Inc.	9,595
210	Marriott International, Inc., Class A	14,865
664	Mattel, Inc.	16,517
392	Matthews International Corp., Class A	23,421
151	McDonald’s Corp.	17,284
763	MDC Holdings, Inc.	20,003
484	Meredith Corp.	22,576
363	Michael Kors Holdings Ltd. *	15,611
175	Mohawk Industries, Inc. *	33,415
136	Netflix, Inc. *	16,809
1,702	New York Times Co./The, Class A	23,968
353	Newell Rubbermaid, Inc.	15,756

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

4

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited) (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Consumer Discretionary — (Continued)
1,093	News Corp., Class A	$15,685
135	NIKE, Inc., Class B	17,841
208	Nordstrom, Inc.	11,731
13	NVR, Inc. *	22,300
2,964	Office Depot, Inc. *	19,531
213	Omnicom Group, Inc.	15,753
60	O’Reilly Automotive, Inc. *	15,902
118	Panera Bread Co., Class A *	21,502
205	Polaris Industries, Inc.	21,633
12	Priceline Group, Inc./The *	14,788
710	PulteGroup, Inc.	13,836
131	PVH Corp.	11,942
130	Ralph Lauren Corp.	16,137
1,696	Regis Corp. *	28,255
845	Rent-A-Center, Inc.	14,499
288	Ross Stores, Inc.	14,979
547	Scholastic Corp.	23,369
2,112	Scientific Games Corp., Class A *	19,476
270	Scripps Networks Interactive, Inc., Class A	15,363
762	Service Corp. International	21,224
149	Signet Jewelers Ltd.	19,596
648	Sotheby’s	18,355
1,070	Staples, Inc.	12,916
273	Starbucks Corp.	16,772
201	Starwood Hotels & Resorts Worldwide, Inc.	14,416
362	Strayer Education, Inc. *	21,400
187	Target Corp.	13,572
306	Tempur Sealy International, Inc. *	24,306
406	Thor Industries, Inc.	23,504
170	Tiffany & Co.	13,571
78	Time Warner Cable, Inc., Class A	14,417
203	Time Warner, Inc.	14,208
202	TJX Cos., Inc./The	14,250
594	Toll Brothers, Inc. *	22,071
254	Tractor Supply Co.	22,678
209	TripAdvisor, Inc. *	17,242
364	Tupperware Brands Corp.	20,661
523	Twenty-First Century Fox, Inc.	15,437
218	Under Armour, Inc., Class A *	18,819
486	Urban Outfitters, Inc. *	10,876
201	VF Corp.	13,022
364	Viacom, Inc., Class B	18,135
145	Walt Disney Co./The	16,436
2,441	Wendy’s Co./The	25,654
84	Whirlpool Corp.	13,596
216	Williams-Sonoma, Inc.	13,685

Shares		Fair Value
Common Stocks — (Continued)
Consumer Discretionary — (Continued)
191	Wyndham Worldwide Corp.	$14,489
182	Wynn Resorts Ltd.	11,396
184	Yum! Brands, Inc.	13,349
		2,418,400
Consumer Staples – 10.2%
598	Altria Group, Inc.	34,421
710	Archer-Daniels-Midland Co.	25,911
6,776	Avon Products, Inc.	23,378
311	Brown-Forman Corp., Class B	31,913
653	Campbell Soup Co.	34,131
1,076	Church & Dwight Co., Inc.	92,270
281	Clorox Co./The	34,984
817	Coca-Cola Co./The	34,809
615	Coca-Cola Enterprises, Inc.	30,914
496	Colgate-Palmolive Co.	32,597
754	ConAgra Foods, Inc.	30,864
257	Constellation Brands, Inc., Class A	36,116
230	Costco Wholesale Corp.	37,096
305	CVS Health Corp.	28,659
5,587	Dean Foods Co.	104,819
405	Dr. Pepper Snapple Group, Inc.	36,336
1,067	Edgwell Personal Care Co.	85,905
400	Estee Lauder Cos., Inc./The, Class A	33,642
4,051	Flowers Foods, Inc.	95,278
566	General Mills, Inc.	32,705
356	Hershey Co./The	30,694
519	Hormel Foods Corp.	38,889
1,060	Ingredion, Inc.	104,452
286	JM Smucker Co./The	34,616
473	Kellogg Co.	32,520
1,819	Keurig Green Mountain, Inc.	95,314
290	Kimberly-Clark Corp.	34,551
435	Kraft Heinz Co./The	32,032
901	Kroger Co./The	33,937
973	Lancaster Colony Corp.	113,083
398	McCormick & Co., Inc.	34,194
405	Mead Johnson Nutrition Co.	32,616
464	Molson Coors Brewing Co., Class B	42,704
737	Mondelez International, Inc., Class A	32,161
229	Monster Beverage Corp. *	35,432
337	PepsiCo, Inc.	33,752

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

5

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited) (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Consumer Staples — (Continued)
395	Philip Morris International, Inc.	$34,554
1,470	Post Holdings, Inc. *	102,209
445	Procter & Gamble Co./The	33,280
771	Reynolds American, Inc.	35,647
11,186	SUPERVALU, Inc. *	75,172
790	Sysco Corp.	32,474
3,022	Tootsie Roll Industries, Inc.	96,847
763	Tyson Foods, Inc., Class A	38,171
1,907	United Natural Foods, Inc. *	83,741
1,958	Universal Corp.	110,719
370	Walgreens Boots Alliance, Inc.	31,132
475	Wal-Mart Stores, Inc.	27,933
1,386	WestRock Co.	70,194
2,063	WhiteWave Foods Co./The *	83,801
1,005	Whole Foods Market, Inc.	29,289
		2,542,858
Energy – 10.1%
394	Anadarko Petroleum Corp.	23,618
630	Apache Corp.	30,969
17,620	Arch Coal Inc *	21,849
4,130	Atwood Oceanics, Inc.	65,582
552	Baker Hughes, Inc.	29,867
16,258	Bill Barrett Corp. *	102,097
1,146	Cabot Oil & Gas Corp.	21,588
597	Cameron International Corp. *	40,789
2,773	CARBO Ceramics, Inc.	51,691
3,895	Chesapeake Energy Corp.	20,526
358	Chevron Corp.	32,663
647	Cimarex Energy Co.	76,994
600	ConocoPhillips	32,404
2,162	Consol Energy, Inc.	17,035
7,738	Denbury Resources, Inc.	28,632
661	Devon Energy Corp.	30,426
1,219	Diamond Offshore Drilling, Inc.	27,584
1,170	Dril-Quip, Inc. *	73,866
1,405	Energen Corp.	83,280
1,708	Ensco PLC, Class A	29,246
364	EOG Resources, Inc.	30,375
355	EQT Corp.	20,310
376	Exxon Mobil Corp.	30,702
879	FMC Technologies, Inc. *	29,900
748	Halliburton Co.	29,802
11,388	Helix Energy Solutions Group, Inc. *	73,793
496	Helmerich & Payne, Inc.	28,873

Shares		Fair Value
Common Stocks — (Continued)
Energy — (Continued)
497	Hess Corp.	$29,317
1,413	HollyFrontier Corp.	67,943
856	Kinder Morgan, Inc.	20,165
1,749	Marathon Oil Corp.	30,625
570	Marathon Petroleum Corp.	33,284
926	Murphy Oil Corp.	26,456
2,718	Nabors Industries Ltd.	27,484
695	National Oilwell Varco, Inc.	25,962
886	Newfield Exploration Co. *	33,911
2,280	Noble Corp. PLC	30,261
2,898	Noble Energy, Inc.	106,286
388	Occidental Petroleum Corp.	29,334
1,738	Oceaneering International, Inc.	76,030
2,703	Oil States International, Inc.*	85,740
4,857	Patterson-UTI Energy, Inc.	78,785
1,042	Peabody Energy Corp.	11,876
361	Phillips 66	33,064
227	Pioneer Natural Resources Co.	32,839
2,161	QEP Resources, Inc.	34,136
760	Range Resources Corp.	21,711
1,676	Rowan Cos. PLC	34,063
350	Schlumberger Ltd.	26,968
2,110	SM Energy Co.	61,979
1,621	Southwestern Energy Co. *	14,609
963	Spectra Energy Corp.	25,231
4,945	Superior Energy Services, Inc.	77,484
286	Tesoro Corp.	32,896
4,230	Tidewater, Inc.	40,230
2,083	Transocean Ltd.	29,909
5,106	Unit Corp. *	92,263
442	Valero Energy Corp.	31,746
550	Williams Cos., Inc./The	20,096
1,710	World Fuel Services Corp.	74,527
4,150	WPX Energy, Inc. *	35,606
		2,517,277
Financials — 7.6%
139	ACE Ltd.	15,960
86	Affiliated Managers Group, Inc. *	15,194
248	Aflac, Inc.	16,211
229	Alexander & Baldwin, Inc.	8,682
34	Alleghany Corp. *	17,564
240	Allstate Corp.	15,070
190	American Express Co.	13,584

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

6

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited) (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Financials — (Continued)
232	American Financial Group, Inc.	$17,183
248	American International Group, Inc.	15,770
130	Ameriprise Financial, Inc.	14,657
155	Aon PLC	14,660
2,631	Apollo Investment Corp. (a)	16,707
369	Arthur J Gallagher & Co.	16,122
349	Aspen Insurance Holdings Ltd.	17,631
901	Associated Banc-Corp.	18,480
198	Assurant, Inc.	16,918
1,023	Astoria Financial Corp.	16,484
693	BancorpSouth, Inc.	18,645
913	Bank of America Corp.	15,906
260	Bank of Hawaii Corp.	17,990
362	Bank of New York Mellon Corp./The	15,863
397	BB&T Corp.	15,320
109	Berkshire Hathaway, Inc., Class B *	14,623
47	BlackRock, Inc.	17,259
506	Brown & Brown, Inc.	16,420
195	Capital One Financial Corp.	15,275
553	Cathay General Bancorp	18,966
262	CBOE Holdings, Inc.	18,911
430	CBRE Group, Inc. *	16,128
478	Charles Schwab Corp./The	16,121
119	Chubb Corp./The	15,584
277	Cincinnati Financial Corp.	16,928
276	Citigroup, Inc.	14,938
160	CME Group, Inc.	15,672
348	Comerica, Inc.	16,132
383	Commerce Bancshares, Inc.	17,565
192	Crown Castle International Corp.	16,469
259	Cullen/Frost Bankers, Inc.	18,045
272	Discover Financial Services	15,463
578	E*TRADE Financial Corp. *	17,585
406	East West Bancorp, Inc.	17,622
458	Eaton Vance Corp.	16,465
47	Everest Re Group Ltd.	8,634
524	Federated Investors, Inc., Class B	16,408
760	Fifth Third Bancorp	15,719
404	First American Financial Corp.	15,938
1,144	First Horizon National Corp.	17,009

Shares		Fair Value
Common Stocks — (Continued)
Financials — (Continued)
1,804	First Niagara Financial Group, Inc.	$19,447
924	FirstMerit Corp.	18,689
932	FNF Group, Class A	33,421
357	Franklin Resources, Inc.	14,947
1,328	Fulton Financial Corp.	19,220
3,144	Genworth Financial, Inc., Class A *	15,875
78	Goldman Sachs Group, Inc./The	14,914
462	Greenhill & Co., Inc.	12,252
621	Hancock Holding Co.	18,097
206	Hanover Insurance Group, Inc.	17,439
317	Hartford Financial Services Group, Inc./The	14,488
63	Intercontinental Exchange Group, Inc.	16,254
642	International Bancshares Corp.	19,578
433	Invesco Ltd.	14,602
1,089	Janus Capital Group, Inc.	17,198
206	Hanover Insurance Group, Inc.	17,439
104	Jones Lang LaSalle, Inc.	17,267
233	JPMorgan Chase & Co.	15,554
452	Kemper Corp.	18,576
1,086	KeyCorp	14,233
322	Legg Mason, Inc.	14,274
690	Leucadia National Corp.	12,205
295	Lincoln National Corp.	16,197
397	Loews Corp.	15,026
121	M&T Bank Corp.	15,195
268	Marsh & McLennan Cos., Inc.	14,827
153	McGraw Hill Financial, Inc.	14,735
317	Mercury General Corp.	16,415
299	MetLife, Inc.	15,297
142	Moody’s Corp.	14,671
437	Morgan Stanley	14,981
270	MSCI, Inc., Class A	18,901
284	NASDAQ OMX Group, Inc./The	16,660
940	New York Community Bancorp, Inc.	15,408
209	Northern Trust Corp.	15,637
1,040	Old Republic International Corp.	19,719
949	People’s United Financial, Inc.	15,892
162	PNC Financial Services Group, Inc./The	15,498

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

7

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited) (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Financials — (Continued)
377	Primerica, Inc.	$19,333
280	Principal Financial Group, Inc.	14,419
488	Progressive Corp./The	15,049
325	Prosperity Bancshares, Inc.	18,002
185	Prudential Financial, Inc.	16,017
311	Raymond James Financial, Inc.	18,237
1,572	Regions Financial Corp.	15,945
180	Reinsurance Group of America, Inc.	16,561
43	Royal Bank of Canada	2,444
323	SEI Investments Co.	17,579
121	Signature Bank *	19,123
1,780	SLM Corp. *	12,022
141	StanCorp Financial Group, Inc.	16,046
205	State Street Corp.	14,846
368	SunTrust Banks, Inc.	15,976
133	SVB Financial Group *	17,595
551	Synovus Financial Corp.	18,405
204	T. Rowe Price Group, Inc.	15,535
1,056	TCF Financial Corp.	16,179
252	Torchmark Corp.	15,277
143	Travelers Cos., Inc./The	16,384
711	Trustmark Corp.	17,956
348	U.S. Bancorp	15,270
443	Unum Group	16,263
1,723	Valley National Bancorp	19,190
298	W.R. Berkley Corp.	16,609
418	Waddell & Reed Financial, Inc., Class A	15,617
727	Washington Federal, Inc.	18,781
458	Webster Financial Corp.	18,408
274	Wells Fargo & Co.	15,085
328	Westamerica Bancorp	16,072
389	XL Group PLC	14,850
522	Zions Bancorp.	15,652
		1,900,796
Health Care — 9.6%
491	Abbott Laboratories	22,067
346	AbbVie, Inc.	20,102
194	Aetna, Inc.	19,958
622	Agilent Technologies, Inc.	26,013
130	Alexion Pharmaceuticals, Inc. *	23,172
221	Allergan PLC *	69,316
3,163	Allscripts Healthcare Solutions, Inc. *	48,165
221	AmerisourceBergen Corp.	21,776
145	Amgen, Inc.	23,336
155	Anthem, Inc.	20,233

Shares		Fair Value
Common Stocks — (Continued)
Health Care — (Continued)
591	Baxter International, Inc.	$22,251
319	Becton Dickinson and Co.	47,888
76	Biogen Idec, Inc. *	21,807
308	Bio-Rad Laboratories, Inc., Class A *	43,041
434	Bio-Techne Corp.	39,547
1,381	Boston Scientific Corp. *	25,252
368	Bristol-Myers Squibb Co.	24,648
118	C.R. Bard, Inc.	22,039
278	Cardinal Health, Inc.	24,146
188	Celgene Corp. *	20,623
359	Cerner Corp. *	21,414
629	Charles River Laboratories International, Inc. *	48,192
159	Cigna Corp.	21,481
785	Community Health Systems, Inc.*	22,717
264	Cooper Cos., Inc./The	38,643
295	DaVita HealthCare Partners, Inc. *	21,576
423	DENTSPLY International, Inc.	25,645
162	Edwards LifeSciences Corp. *	26,423
271	Eli Lilly & Co.	22,193
562	Endo International PLC *	34,550
267	Express Scripts Holding Co. *	22,820
212	Gilead Sciences, Inc.	22,490
654	Health Net, Inc. *	41,383
312	Henry Schein, Inc. *	48,790
820	Hill-Rom Holdings, Inc.	41,749
3,981	HMS Holdings Corp. *	48,292
1,092	Hologic, Inc. *	44,066
123	Humana, Inc.	20,791
583	IDEXX Laboratories, Inc. *	41,291
44	Intuitive Surgical, Inc. *	22,968
237	Johnson & Johnson	23,949
549	Laboratory Corp. of America Holdings *	66,693
539	LifePoint Health, Inc. *	38,574
493	Mallinckrodt PLC *	33,496
1,051	Masimo Corp. *	43,614
110	McKesson Corp.	20,921
535	Mednax, Inc. *	38,212
612	Medtronic PLC	46,133
406	Merck & Co., Inc.	21,517
142	Mettler-Toledo International, Inc. *	48,718
437	Mylan NV *	22,403
1,289	Owens & Minor, Inc.	49,631
458	Patterson Companies, Inc.	20,886
474	PerkinElmer, Inc.	25,187
123	Perrigo Co. PLC (Ireland)	18,334

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

8

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited) (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Health Care — (Continued)
678	Pfizer, Inc.	$22,219
323	Quest Diagnostics, Inc.	22,085
43	Regeneron Pharmaceuticals, Inc. *	23,180
842	ResMed, Inc.	50,146
329	St Jude Medical, Inc.	20,768
672	STERIS PLC	51,299
230	Stryker Corp.	22,143
334	Teleflex, Inc.	43,962
462	Tenet Healthcare Corp. *	15,343
177	Thermo Fisher Scientific, Inc.	24,454
267	United Therapeutics Corp. *	40,702
197	UnitedHealth Group, Inc.	22,207
323	Universal Health Services, Inc., Class B	39,223
275	Varian Medical Systems, Inc. *	22,175
771	VCA, Inc. *	42,444
523	Vertex Pharmaceuticals, Inc. *	67,706
183	Waters Corp. *	24,331
501	WellCare Health Plans, Inc. *	41,332
221	Zimmer Holdings, Inc.	22,351
554	Zoetis, Inc.	25,872
		2,385,064
Industrials – 9.9%
126	3M Co.	19,761
95	Acuity Brands, Inc.	22,038
573	ADT Corp./The	20,312
1,354	AECOM *	43,086
378	AGCO Corp.	18,995
245	Alaska Air Group, Inc.	19,543
297	Allegion PLC	19,954
683	AMETEK, Inc.	38,572
669	Avery Dennison Corp.	44,131
383	B/E Aerospace, Inc.	17,701
137	Boeing Co./The	19,898
642	Brink’s Co./The	20,670
189	Carlisle Cos., Inc.	16,704
256	Caterpillar, Inc.	18,603
268	CH Robinson Worldwide, Inc.	18,060
212	Cintas Corp.	19,393
328	CLARCOR, Inc.	17,344
372	Clean Harbors, Inc. *	16,122
531	Copart, Inc. *	20,971
353	Crane Co.	18,353
666	CSX Corp.	18,934
162	Cummins, Inc.	16,234
207	Danaher Corp.	19,925

Shares		Fair Value
Common Stocks — (Continued)
Industrials — (Continued)
234	Deere & Co.	$18,586
477	Delta Air Lines, Inc.	22,179
313	Deluxe Corp.	18,383
579	Donaldson Co., Inc.	18,181
301	Dover Corp.	19,830
171	Dun & Bradstreet Corp./The	18,451
342	Eaton Corp. PLC	19,915
391	Emerson Electric Co.	19,541
185	Equifax, Inc.	20,576
224	Esterline Technologies Corp. *	21,300
373	Expeditors International of Washington, Inc.	18,096
492	Fastenal Co.	19,983
118	FedEx Corp.	18,786
428	Flowserve Corp.	19,801
408	Fluor Corp.	19,851
372	Fortune Brands Home & Security, Inc.	20,429
453	FTI Consulting, Inc. *	16,922
391	GATX Corp.	18,105
1,312	General Cable Corp.	19,995
128	General Dynamics Corp.	18,762
740	General Electric Co.	22,146
271	Genesee & Wyoming, Inc., Class A *	18,802
274	Graco, Inc.	20,658
559	Granite Construction, Inc.	22,775
1,613	Harsco Corp.	16,836
651	Herman Miller, Inc.	20,628
395	HNI Corp.	17,479
186	Honeywell International, Inc.	19,293
186	Hubbell, Inc., Class B	18,453
166	Huntington Ingalls Industries, Inc.	21,700
258	IDEX Corp.	20,365
216	Illinois Tool Works, Inc.	20,313
333	Ingersoll-Rand PLC	19,520
523	ITT Corp.	20,760
466	Jacobs Engineering Group, Inc.*	20,585
239	JB Hunt Transport Services, Inc.	18,685
989	Joy Global, Inc.	15,185
205	Kansas City Southern	18,662
1,080	KBR, Inc.	20,993
644	Kennametal, Inc.	18,843
273	Kirby Corp. *	17,618
166	L-3 Communications Holdings, Inc.	20,331
270	Landstar System, Inc.	16,835
154	Lennox International, Inc.	20,981

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

9

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited) (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Industrials — (Continued)
324	Lincoln Electric Holdings, Inc.	$18,317
89	Lockheed Martin Corp.	19,454
212	ManpowerGroup	19,161
689	Masco Corp.	20,620
488	Matson, Inc.	25,221
415	MSA Safety, Inc.	19,467
268	MSC Industrial Direct Co., Inc., Class A	16,514
279	Nordson Corp.	20,263
235	Norfolk Southern Corp.	22,318
108	Northrop Grumman Corp.	20,055
248	Orbital ATK, Inc.	21,325
466	Oshkosh Corp.	20,460
336	PACCAR, Inc.	17,443
177	Parker Hannifin Corp.	18,544
336	Pentair PLC	19,042
906	Pitney Bowes, Inc.	19,578
79	Precision Castparts Corp.	18,365
882	Quanta Services, Inc. *	19,439
172	Raytheon Co.	21,297
270	Regal Beloit Corp.	17,386
436	Republic Services, Inc.	19,149
350	Robert Half International, Inc.	17,900
173	Rockwell Automation, Inc.	18,463
219	Rockwell Collins, Inc.	20,292
658	Rollins, Inc.	17,854
112	Roper Technologies, Inc.	21,758
1,196	RR Donnelley & Sons Co.	19,239
244	Ryder System, Inc.	16,091
115	Snap-on, Inc.	19,844
471	Southwest Airlines Co.	21,623
312	SPX Corp.	3,443
324	SPX FLOW, Inc. *	10,901
186	Stanley Black & Decker, Inc.	20,340
125	Stericycle, Inc. *	15,150
834	Terex Corp.	17,089
471	Textron, Inc.	20,078
590	Timken Co./The	19,012
148	Towers Watson & Co., Class A	19,901
740	Trinity Industries, Inc.	20,090
360	Triumph Group, Inc.	14,402
512	Tyco International PLC	18,064
212	Union Pacific Corp.	17,830
185	United Parcel Service, Inc., Class B	19,019
287	United Rentals, Inc. *	22,610
192	United Technologies Corp.	18,468
2,480	UTi Worldwide, Inc. *	17,360
172	Valmont Industries, Inc.	20,185
88	W.W. Grainger, Inc.	17,724

Shares		Fair Value
Common Stocks — (Continued)
Industrials — (Continued)
194	Wabtec Corp.	$15,546
425	Waste Connections, Inc.	23,136
356	Waste Management, Inc.	19,117
148	Watsco, Inc.	18,782
678	Werner Enterprises, Inc.	18,267
409	Woodward, Inc.	20,630
1,641	Worthington Industries, Inc.	50,507
607	Xylem, Inc.	22,640
		2,448,195
Information Technology — 9.6%
1,482	3D Systems Corp. *	13,520
166	Accenture PLC, Class A	17,845
856	ACI Worldwide, Inc. *	20,133
926	Acxiom Corp. *	21,196
206	Adobe Systems, Inc. *	18,837
1,208	ADTRAN, Inc.	19,696
236	Akamai Technologies, Inc. *	13,569
206	Alliance Data Systems Corp. *	59,070
24	Alphabet, Inc., Class A *	18,590
336	Altera Corp.	17,714
313	Amphenol Corp., Class A	17,254
296	Analog Devices, Inc.	18,263
210	ANSYS, Inc. *	19,603
147	Apple, Inc.	17,369
1,019	Applied Materials, Inc.	19,119
348	Arrow Electronics, Inc. *	19,677
2,714	Atmel Corp.	23,477
313	Autodesk, Inc. *	19,835
205	Automatic Data Processing, Inc.	17,700
463	Avnet, Inc.	20,983
323	Broadcom Corp., Class A	17,658
357	Broadridge Financial Solutions, Inc.	19,622
585	CA, Inc.	16,441
951	Cadence Design Systems, Inc. *	21,198
872	Ciena Corp. *	21,845
610	Cisco Systems, Inc.	16,627
225	Citrix Systems, Inc. *	17,252
253	Cognizant Technology Solutions Corp., Class A *	16,346
512	CommVault Systems, Inc. *	20,986
251	Computer Sciences Corp.	7,859
853	Convergys Corp.	21,962
504	CoreLogic, Inc. *	18,573
939	Corning, Inc.	17,582
689	Cree, Inc. *	19,035

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

10

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited) (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Information Technology — (Continued)
251	CSRA, Inc. *	$7,904
1,948	Cypress Semiconductor Corp.	21,078
601	Diebold, Inc.	20,824
186	DST Systems, Inc.	22,803
613	eBay, Inc. *	18,149
241	Electronic Arts, Inc. *	16,340
642	EMC Corp.	16,260
76	Equinix, Inc.	22,670
130	F5 Networks, Inc. *	13,392
182	Facebook, Inc., Class A	19,001
118	FactSet Research Systems, Inc.	20,021
226	Fair Isaac Corp.	21,549
1,391	Fairchild Semiconductor International, Inc. *	27,182
231	Fidelity National Information Services, Inc.	14,704
343	First Solar, Inc. *	19,369
187	Fiserv, Inc. *	18,000
564	FLIR Systems, Inc.	17,229
218	Gartner, Inc. *	20,369
341	Global Payments, Inc.	24,172
441	Harris Corp.	36,632
573	Hewlett Packard Enterprise Co.	8,522
573	HP, Inc.	7,191
733	Ingram Micro, Inc., Class A	22,665
1,044	Integrated Device Technology, Inc. *	29,269
574	Intel Corp.	19,952
396	InterDigital, Inc.	20,866
107	International Business Machines Corp.	14,885
1,785	Intersil Corp., Class A	25,843
181	Intuit, Inc.	18,170
594	Itron, Inc. *	21,369
854	Jabil Circuit, Inc.	21,866
277	Jack Henry & Associates, Inc.	22,019
602	Juniper Networks, Inc.	18,143
327	KLA-Tencor Corp.	21,717
223	Lam Research Corp.	17,475
637	Lexmark International, Inc., Class A	21,880
401	Linear Technology Corp.	18,327
691	ManTech International Corp., Class A	23,136
173	MasterCard, Inc., Class A	16,908
750	Mentor Graphics Corp.	14,041
381	Microchip Technology, Inc.	18,372

Shares		Fair Value
Common Stocks — (Continued)
Information Technology — (Continued)
1,038	Micron Technology, Inc. *	$16,529
367	Microsoft Corp.	19,934
2,561	Monster Worldwide, Inc. *	16,492
253	Motorola Solutions, Inc.	18,148
653	National Instruments Corp.	20,515
765	NCR Corp. *	20,750
514	NetApp, Inc.	15,773
691	NeuStar, Inc., Class A *	17,420
402	Nielsen Holdings PLC	18,768
725	NVIDIA Corp.	23,003
425	Oracle Corp.	16,543
349	Paychex, Inc.	18,939
348	Plantronics, Inc.	18,394
1,773	Polycom, Inc. *	24,166
543	PTC, Inc. *	19,566
373	Qorvo, Inc. *	21,670
274	QUALCOMM, Inc.	13,362
620	Rackspace Hosting, Inc. *	17,747
219	Red Hat, Inc. *	17,832
1,852	Rovi Corp. *	21,871
228	Salesforce.com, Inc. *	18,201
314	SanDisk Corp.	23,188
323	Seagate Technology PLC	11,607
1,132	Semtech Corp. *	22,746
443	Silicon Laboratories, Inc. *	23,994
223	Skyworks Solutions, Inc.	18,496
479	SolarWinds, Inc.	27,973
437	Solera Holdings, Inc.	23,473
1,665	SunEdison, Inc. *	5,313
768	Symantec Corp.	15,041
398	Synopsys, Inc. *	19,912
270	TE Connectivity Ltd.	18,107
294	Tech Data Corp. *	19,884
520	Teradata Corp. *	15,556
334	Texas Instruments, Inc.	19,404
349	Total System Services, Inc.	19,503
989	Trimble Navigation Ltd. *	22,638
616	VeriFone Systems, Inc. *	17,655
231	VeriSign, Inc. *	20,625
220	Visa, Inc., Class A	17,351
1,894	Vishay Intertechnology, Inc.	22,577
196	Western Digital Corp.	12,229
858	Western Union Co./The	16,184
208	WEX, Inc. *	19,588
1,508	Xerox Corp.	15,912
385	Xilinx, Inc.	19,154
1,483	Yahoo!, Inc. *	50,143
206	Zebra Technologies Corp., Class A *	16,528
		2,397,104

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

11

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited) (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Materials — 9.1%
291	Air Products & Chemicals, Inc.	$39,772
405	Airgas, Inc.	55,962
920	Albemarle Corp.	49,271
4,635	Alcoa, Inc.	43,387
2,213	Allegheny Technologies, Inc.	28,035
613	AptarGroup, Inc.	45,657
397	Ashland, Inc.	44,756
595	Ball Corp.	41,314
908	Bemis Co., Inc.	42,786
1,222	Cabot Corp.	53,221
1,101	Carpenter Technology Corp.	39,580
670	CF Industries Holdings, Inc.	30,894
11,797	Cliffs Natural Resources, Inc.	26,425
2,805	Commercial Metals Co.	41,493
503	Compass Minerals International, Inc.	42,352
565	Cytec Industries, Inc.	42,269
1,095	Domtar Corp.	45,005
943	Dow Chemical Co./The	49,154
531	Eagle Materials, Inc.	36,696
551	Eastman Chemical Co.	39,995
361	Ecolab, Inc.	42,991
773	EI du Pont de Nemours & Co.	52,066
887	FMC Corp.	38,127
4,256	Freeport-McMoRan, Inc., Class B	34,810
1,383	Greif, Inc., Class A	49,062
357	International Flavors & Fragrances, Inc.	42,843
919	International Paper Co.	38,436
5,378	Intrepid Potash, Inc. *	19,307
2,571	Louisiana-Pacific Corp. *	47,310
492	LyondellBasell Industries NV, Class A	47,131
256	Martin Marietta Materials, Inc.	40,332
828	Minerals Technologies, Inc.	50,955
409	Monsanto Co.	38,940
1,000	Mosaic Co./The	31,633
108	NewMarket Corp.	44,787
2,185	Newmont Mining Corp.	40,226
924	Nucor Corp.	38,307
2,066	Olin Corp.	44,969
1,926	Owens-Illinois, Inc. *	37,149
611	Packaging Corp. of America	41,527
414	PPG Industries, Inc.	43,778
367	Praxair, Inc.	41,415
735	Reliance Steel & Aluminum Co.	43,212

Shares		Fair Value
Common Stocks — (Continued)
Materials — (Continued)
769	Royal Gold, Inc.	$27,636
947	RPM International, Inc.	44,508
662	Scotts Miracle-Gro Co./The, Class A	46,224
754	Sealed Air Corp.	34,206
635	Sensient Technologies Corp.	42,430
150	Sherwin-Williams Co./The	41,454
788	Silgan Holdings, Inc.	42,832
1,050	Sonoco Products Co.	45,999
2,213	Steel Dynamics, Inc.	38,485
2,471	United States Steel Corp.	19,938
531	Valspar Corp./The	44,873
432	Vulcan Materials Co.	44,377
		2,260,299
Real Estate Investment Trusts — 2.3%
91	Alexandria Real Estate Equities, Inc.	8,366
229	American Campus Communities, Inc.	9,262
154	American Tower Corp., Class A	15,284
388	Apartment Investment & Management Co., Class A	14,777
85	AvalonBay Communities, Inc.	15,410
413	BioMed Realty Trust, Inc.	9,688
125	Boston Properties, Inc.	15,676
111	Camden Property Trust	8,484
372	Corporate Office Properties Trust	8,302
557	Corrections Corp. of America	14,371
435	Duke Realty Corp.	8,854
335	Equity One, Inc.	9,130
199	Equity Residential	15,922
74	Essex Property Trust, Inc.	17,028
109	Extra Space Storage, Inc.	9,154
62	Federal Realty Investment Trust	9,116
70	Four Corners Property Trust, Inc. *	1,377
564	General Growth Properties, Inc.	14,377
379	HCP, Inc.	13,478
206	Highwoods Properties, Inc.	8,972
316	Hospitality Properties Trust	8,771
814	Host Hotels & Resorts, Inc.	13,511
634	Iron Mountain, Inc.	17,605

See accompanying notes which are an integral part of these financial statements.

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12

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited) (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Real Estate Investment Trusts — (Continued)
120	Kilroy Realty Corp.	$7,998
605	Kimco Realty Corp.	15,781
386	Lamar Advertising Co., Class A	22,543
253	Liberty Property Trust	8,593
191	Macerich Co./The	14,947
421	Mack-Cali Realty Corp.	9,892
227	National Retail Properties, Inc.	8,720
231	Omega Healthcare Investors, Inc.	7,940
358	Plum Creek Timber Co., Inc.	18,181
240	Potlatch Corp.	8,012
370	Prologis, Inc.	15,838
69	Public Storage	16,629
359	Rayonier, Inc.	8,665
172	Realty Income Corp.	8,537
134	Regency Centers Corp.	9,050
511	Senior Housing Properties Trust	7,381
78	Simon Property Group, Inc.	14,482
74	SL Green Realty Corp.	8,728
228	Taubman Centers, Inc.	16,390
244	UDR, Inc.	9,010
250	Ventas, Inc.	13,358
161	Vornado Realty Trust	15,558
244	Weingarten Realty Investors	8,518
215	Welltower, Inc.	13,613
512	Weyerhaeuser Co.	16,467
		571,746
Telecommunication Services — 0.6%
923	AT&T, Inc.	31,086
605	CenturyLink, Inc.	16,284
3,159	Frontier Communications Corp.	15,761
199	Level 3 Communications, Inc. *	10,109
3,268	Sprint Corp. *	11,929
319	Telephone & Data Systems, Inc.	9,035
395	T-Mobile US, Inc. *	14,016
344	Verizon Communications, Inc.	15,643
2,370	Windstream Holdings, Inc.	14,767
		138,630

Shares		Fair Value
Common Stocks — (Continued)
Utilities — 9.8%
3,567	AES Corp.	$35,631
668	AGL Resources, Inc.	41,802
1,180	Alliant Energy Corp.	71,030
995	Ameren Corp.	43,546
740	American Electric Power Co., Inc.	41,446
2,719	Aqua America, Inc.	79,809
1,240	Atmos Energy Corp.	77,260
1,693	Black Hills Corp.	72,669
2,190	CenterPoint Energy, Inc.	37,127
1,302	Cleco Corp.	65,257
1,194	CMS Energy Corp.	41,805
642	Consolidated Edison, Inc.	39,877
560	Dominion Resources, Inc., Class A	37,735
511	DTE Energy Co.	41,113
561	Duke Energy Corp.	38,046
679	Edison International	40,288
614	Entergy Corp.	40,915
831	Eversource Energy	42,327
1,238	Exelon Corp.	33,813
1,238	FirstEnergy Corp.	38,874
2,710	Great Plains Energy, Inc.	73,155
2,395	Hawaiian Electric Industries, Inc.	68,437
1,131	IDACORP, Inc.	76,984
4,052	MDU Resources Group, Inc.	70,579
1,320	National Fuel Gas Co.	60,372
395	NextEra Energy, Inc.	39,437
2,442	NiSource, Inc.	46,864
2,082	NRG Energy, Inc.	25,730
2,403	OGE Energy Corp.	62,735
3	ONE Gas, Inc.	122
1,279	ONEOK, Inc.	37,718
1,535	Pepco Holdings, Inc.	39,410
808	PG&E Corp.	42,586
666	Pinnacle West Capital Corp.	42,182
2,637	PNM Resources, Inc.	76,485
1,298	PPL Corp.	44,194
999	Public Service Enterprise Group, Inc.	39,080
3,645	Questar Corp.	69,077
754	SCANA Corp.	44,563
413	Sempra Energy	41,001
940	Southern Co./The	41,878
1,953	TECO Energy, Inc.	51,401
2,025	UGI Corp.	70,202
1,692	Vectren Corp.	72,043
832	WEC Energy Group, Inc.	41,051
1,858	Westar Energy, Inc.	79,291

See accompanying notes which are an integral part of these financial statements.

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13

Cloud Capital Strategic All Cap Fund	November 30, 2015

Schedule of Investments – (Unaudited) (Continued)

Shares		Fair Value
Common Stocks — (Continued)
Utilities — (Continued)
1,219	WGL Holdings, Inc.	$75,181
1,165	Xcel Energy, Inc.	41,547
		2,433,675
Total Common Stocks (Cost $21,063,098)		22,014,044
Exchange-Traded Funds — 4.9%
10,200	iShares Russell 2000 ETF	1,214,718
Total Exchange-Traded Funds (Cost $1,126,489)		1,214,718
Cash Equivalents — 6.5%
175,422	FOLIOfn Investment Cash Account, 0.01% (b)	175,422
1,440,284	FOLIOfn Investment Sweep Account, 0.01% (b)	1,440,284
Total Cash Equivalents (Cost $1,615,706)		1,615,706
Total Investments (Cost $23,805,293) — 99.9%		24,844,468
Other Assets in Excess of Liabilities — 0.1%		12,978
Net Assets — 100.0%		$24,857,446

(a)	Business Development Company.

(b)	Rate disclosed is the seven day yield as of November 30, 2015.

*	Non-income producing security.

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Huntington Asset Services, Inc.

See accompanying notes which are an integral part of these financial statements.

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14

Statement of Assets and Liabilities – (Unaudited)

November 30, 2015

Assets:
Investments in securities
At cost	$23,805,293

At fair value	$24,844,468
Cash	3,217
Receivable for fund shares sold	21,448
Interest and dividends receivable	40,694
Tax reclaims receivable	46
Prepaid expenses	19,237
Total assets	24,929,110
Liabilities:
Payable to Adviser	1,088
Payable for investments purchased	1,971
Payable for fund shares redeemed	17,002
Payable to administrator, fund accountant and transfer agent	17,722
Administrative servicing fees - Institutional Class	6,048
Other accrued expenses	27,833
Total Liabilities	71,664
Net Assets	$24,857,446

Net Assets consist of:
Paid in capital	$23,077,511
Accumulated net investment income	45,078
Accumulated net realized gain from investment transactions	695,682
Net unrealized appreciation on investments	1,039,175
Net Assets	$24,857,446

Institutional Class:
Shares Outstanding (unlimited number of shares authorized, no par value)	2,964,533
Net Asset Value, Offering and Redemption Price Per Share:	$8.38

See accompanying notes which are an integral part of these financial statements.

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15

Statement of Operations – (Unaudited)

For the Six Months Ended November 30, 2015

Investment Income
Dividend income (net of foreign taxes withheld of $148)	$211,592
Interest income	91
Total investment income	211,683
Expenses
Investment Adviser	60,545
Administrative servicing - Institutional Class	22,174
Administration	20,251
Fund accounting	12,500
Transfer agent	19,011
Custodian	6,720
Legal	8,336
Trustee	2,471
Pricing	11,722
Registration	14,762
Audit	21,039
Report printing	10,034
Miscellaneous	8,063
Line of credit	4,798
Total Expenses	222,426
Recoupment of prior expenses waived/reimbursed by Adviser	11,959
Fees contractually waived by Adviser	(60,545)
Net operating expenses	173,840
Net investment income	37,843
Net Realized and Unrealized Gain/(Loss) on Investments
Net realized gain on investment securities transactions	882,076
Net change in unrealized depreciation of investment securities	(1,792,533)
Net realized and unrealized loss on investments	(910,457)
Net decrease in net assets resulting from operations	$(872,614)

See accompanying notes which are an integral part of these financial statements.

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Statements of Changes in Net Assets

	For the Six Months Ended November 30, 2015	For The Year Ended May 31, 2015
Increase (Decrease) in Net Assets due to:	(Unaudited )
Operations:
Net investment income	$37,843	$113,402
Net realized gain on investment transactions	882,076	2,550,662
Net change in unrealized depreciation of investments	(1,792,533)	(953,519)
Net increase (decrease) in net assets resulting from operations	(872,614)	1,710,545
Distributions:
From net investment income:	—	(193,052)
From net realized gain:	—	(9,091,051)
Total distributions	—	(9,284,103)
Capital Transactions:
Proceeds from shares sold	2,941,997	11,015,838
Shares issued in connection with merger (a)	—	10,333,009
Reinvestment of distributions	—	6,464,866
Amount paid for shares redeemed	(2,610,285)	(19,229,951)
Net change resulting from capital transactions	331,712	8,583,762
Total Increase (Decrease) in Net Assets	(540,902)	1,010,204
Net Assets:
Beginning of period	25,398,348	24,388,144
End of period	$24,857,446	$25,398,348

Accumulated net investment income included in net assets at end of period	$45,078	$7,235
Share Transactions:
Shares sold	354,314	935,892
Shares issued in connection with merger (a)	—	1,239,011
Shares issued in reinvestment of distributions	—	789,361
Shares redeemed	(312,229)	(1,356,593)
Total	42,085	1,607,671
(a)	See Note 1 to the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

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17

Financial Highlights

(For a share outstanding during each period)

	For the six months ended November 30, 2015		For the year ended May 31, 2015		For the year ended May 31, 2014	For the year ended May 31, 2013	For the period ended May 31, 2012 (a)
Institutional Class:	(Unaudited	)
Selected Per Share Data:
Net asset value, beginning of period	$ 8.69		$18.55		$17.00	$14.46	$15.00
Income from investment operations:
Net investment income	0.01		0.06	(b)	0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments	(0.32)		0.77		3.22	3.54	(0.54)
Total from investment operations	(0.31)		0.83		3.35	3.67	(0.47)
Less distributions to shareholders:
From net investment income	—		(0.22)		(0.08)	(0.14)	(0.04)
From net realized gains	—		(10.47)		(1.72)	(0.99)	(0.03)
Total distributions	—		(10.69)		(1.80)	(1.13)	(0.07)
Net asset value, end of period	$ 8.38		$8.69		$18.55	$17.00	$14.46

Total Return(c)	(3.57	)%(d)	7.99%		20.81%	26.51%	(3.12	)%(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$24,857		$25,398		$24,388	$46,746	$38,550
Ratio of expenses to average net assets	1.44	%(e)(f)(g)	1.26	%(h)	1.23%	1.40%	1.40	%(g)
Ratio of expenses to average net assets before waiver and recoupment	1.84	%(g)	1.74%		1.15%	1.27%	1.90	%(g)
Ratio of net investment income to average net assets	0.31	%(g)	0.51%		0.57%	0.78%	0.53	%(g)
Ratio of net investment income to average net assets before waiver and recoupment	(0.09	)%(g)	0.03%		0.65%	0.91%	0.03	%(g)
Portfolio turnover rate	66.79	%(d)	61.71%		90.14%	72.66%	163.38	%(d)

(a)	For the period June 29, 2011 (commencement of operations) to May 31, 2012.
(b)	Net investment income per share is based on average shares outstanding during the year.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized
(e)	Includes recoupment of previously waived fees of 0.10%.
(f)	Includes 0.04% for line of credit fees.
(g)	Annualized
(h)	Includes recoupment of previously waived fees of 0.04%.

See accompanying notes which are an integral part of these financial statements.

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Notes to the Financial Statements (Unaudited)

November 30, 2015

Note 1. Organization

The Cloud Capital Strategic All Cap Fund (the “Fund”) was organized as open-end diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund only offers Institutional Class Shares. The Fund’s Institutional Class Shares commenced operations on June 29, 2011. The Fund’s investment adviser is Cloud Capital LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

As of the close of business on January 16, 2015, the Fund acquired all the assets and assumed all of the liabilities of the Cloud Capital Strategic Mid Cap Fund (the “Mid Cap Fund”) pursuant to an agreement and plan of reorganization approved by the Board on November 19, 2014. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

The acquisition was accomplished by a tax-free exchange of 899,233 Institutional Class shares of the Mid Cap Fund (valued at $10,333,009) for 1,239,011 Institutional Class shares of the Fund outstanding on January 16, 2015. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from the Mid Cap Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $13,682,729. The aggregate net assets of the Mid Cap Fund at January 16, 2015 of $10,333,009, including $555,302 of unrealized appreciation, were combined with those of the Fund, resulting in combined aggregate net assets of $24,015,738.

Assuming the acquisition had been completed on June 1, 2014, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operation for the year ended May 31, 2015, are as follows:

Net investment income	$85,147
Net realized and unrealized gains on investment	2,558,259
Net increase in net assets resulting from operations	$2,643,406

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Mid Cap Fund that have been included in the Fund’s statement of operations since January 16, 2015.

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Notes to the Financial Statements (Unaudited) (continued)

The Fund’s prospectus provides a description of the investment objective, policies and strategies, along with information on the class of shares currently being offered.

Note 2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation—All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes—The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

For the six months ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended November 30, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the last three tax year ends and the interim tax period since then.

Expenses—Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis.

Security Transactions and Related Income—The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

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Dividends and Distributions—The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effects on net assets, results of operations or net asset values per share of the Fund.

Note 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establish a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1—unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2—other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

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21

Notes to the Financial Statements (Unaudited) (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchanged-traded funds and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

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The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Common Stocks*	$22,014,044	$—	$—	$22,014,044
Exchange-Trade Funds	1,214,718	—	—	1,214,718
Cash Equivalents	1,615,706	—	—	1,615,706

Total	$24,844,468	$—	$—	$24,844,468

*	Please refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which other significant observable inputs (Level 2) were used in determining fair value. The Fund also did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of November 30, 2015 and the previous reporting period end.

Note 4. Fees and Other Transactions with Affiliates and Other Service Providers

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund. For the six months ended November 30, 2015, the Adviser earned fees of $60,545 from the Fund before the waivers and recoupment described below. At November 30, 2015, the Fund owed the Adviser $1,088.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds) does not exceed 1.40% of the net assets of the Fund. On February 1, 2014, the Adviser contractually agreed to waive, in its entirety, its advisory fees effective February 1, 2014, through September 30, 2016. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. The Adviser shall not be entitled to reimbursement for any advisory fees waived for the Fund for the period February 1, 2014 through September 30, 2016. Each waiver or reimbursement of an expense by the Adviser prior

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23

Notes to the Financial Statements (Unaudited) (continued)

to February 1, 2014, is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. For the six months ended November 30, 2015, expenses totaling $60,545 were waived or reimbursed by the Adviser. This amount is not subject to potential recoupment by the Adviser. At a special meeting of the shareholders held on January 19, 2015, shareholders of the Fund approved a proposal to allow the Advisor to recoup reimbursements provided to the Mid Cap Fund prior to the merger. The Adviser recouped $11,959 during the period June 1, 2015, through November 30, 2015, which had previously been waived in the Mid Cap Fund.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through May 31,
$34,434	2016

The Trust retains Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc. – see Subsequent Events) (“Ultimus”) to manage the Fund’s business affairs and provide the Fund with administrative and Chief Compliance Officer services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended November 30, 2015, Ultimus earned fees of $20,251 for administrative and compliance services provided to the Fund. At November 30, 2015, Ultimus was owed $6,750 from the Fund for administrative and compliance services.

The Trust also retains Ultimus to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended November 30, 2015, Ultimus earned fees of $19,011 for transfer agent services and reimbursement for out-of-pocket expenses incurred in providing transfer agent services. At November 30, 2015, Ultimus was owed $6,805 from the Fund for transfer agent services and out-of-pocket expenses. For the six months ended November 30, 2015, Ultimus earned fees of $12,500 from the Fund for fund accounting services. At November 30, 2015, Ultimus was owed $4,167 from the Fund for fund accounting services.

Certain officers and a trustee of the Trust are members of management and/or employees of Ultimus. Ultimus is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the parent company of Unified Financial Securities, LLC (the “Distributor”).

The Fund may pay certain financial intermediaries that provide certain administrative services to shareholders who invest in the Institutional Class shares of the Fund, including record keeping and sub-accounting shareholder accounts. The Fund is authorized to pay up to 0.25% of the average daily net assets of the Fund’s Institutional Class shares. The payments may also be made to certain financial intermediaries in connection with client account maintenance support, statement preparation and transaction processing. The types of payments under this category

Semi-Annual Report

24

include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up the Fund on a financial intermediary’s trading systems. For the six months ended November 30, 2015, the Fund incurred administrative servicing fees of $22,174. At November 30, 2015, the Fund owed $6,048 in administrative servicing fees.

The Distributor acts as the principal distributor of the Fund’s shares. A trustee and an officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

Note 5. Purchases and Sales of Securities

For the six months ended November 30, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Sales
$15,074,261	$15,006,381

There were no purchases or sales of long-term U.S. Government obligations during the six months ended November 30, 2015.

Note 6. Line of Credit

On December 3, 2015, the Trust, on behalf of the Fund, renewed its short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), formerly an affiliate of Huntington Asset Services, Inc., expiring on December 3, 2016. Under the terms of the agreement, the Funds may borrow up to $3 million at an interest rate of LIBOR plus 150 basis points. Any borrowings under the Line of Credit are collateralized by securities in the Fund’s portfolio. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $3 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 10% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions. For the six months ended November 30. 2015, the Fund had no borrowings under this Line of Credit.

Semi-Annual Report

25

Notes to the Financial Statements (Unaudited) (continued)

Note 7. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2015, TD Ameritrade Trust Company (“TD Ameritrade”) owned, as record shareholder 73% of the outstanding shares of the Fund. It is not known whether TD Ameritrade or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

Note 9. Federal Tax Information

At November 30, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$24,404,166	$1,495,688	$(1,055,386)	$440,302

The difference between book basis and tax basis unrealized appreciation was attributable primarily to the tax deferral of losses on wash sales.

The tax characterization of distributions paid for the fiscal year ended May 31, 2015 was as follows:

Ordinary Income*	Long-Term Capital Gain	Total Distributions
$1,065,158	$8,218,945	$9,284,103

*	Short-term capital gains distributions are treated as ordinary income for tax purposes.

At May 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
$189,617	$241,831	$(11,734)	$2,232,835	$2,652,549

Semi-Annual Report

26

Note 10. Commitments and Contingencies

The Fund indemnifies its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 11. Subsequent Events

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financials were issued. On November 13, 2015, Huntington Bancshares, Inc. entered into an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, LLC. The sale closed on December 31, 2015. Management has determined that there were no additional items requiring additional disclosure.

Semi-Annual Report

27

Valued Advisers Trust

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder holds shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect.

A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose.

A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security.

Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information.

The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Semi-Annual Report

28

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (877) 670-2227 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Ira Cohen

Andrea N. Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Cloud Capital LLC

P.O. Box 451179

Grove, OK 74345

DISTRIBUTOR

Unified Financial Securities, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group TM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

FOLIOfn Investments, Inc.

8180 Greensboro Drive

8th Floor

McLean, VA 22102

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

To Shareholders of the LS Opportunity Fund,

Prospector Partners, LLC (“Prospector”), which is based in Guilford, CT is the sub-adviser of the LS Opportunity Fund (“LSOFX” or the “Fund”). Prospector has an 18-year long/short equity hedge fund track record with a substantially similar investment objective to LSOFX and brings its experience to our fund in a daily liquid mutual fund format.

The Fund aims to identify compelling long and short investment opportunities through a bottom-up stock selection process based on in-depth analysis of business and financial fundamentals. Through extensive research, implementation of risk management, and no use of leverage in the long book, the Fund strives to do what a successful investment manager should do – preserve capital while delivering above-market returns and managing volatility. For additional information, please visit our website at www.longshortadvisors.com.

Market Review

The six month fiscal period ended November 30, 2015 (the “Period”) was a volatile one. It included an August 2015 drawdown in equity markets of a magnitude not experienced in at least three years. Concerns about economic weakness in China, a global selloff in commodity prices and uncertainty over U.S. Federal Reserve Policy on the direction of interest rates, all helped to stoke the large price swings.

The world over, central bank quantitative easing strategies have endeavored to pin interest rates near record low levels and encourage investors to buy risk assets. These conditions encouraged the doubling of stock prices over the past five years while earnings have grown by less than half that amount. Digging a bit deeper into domestic markets, it is noteworthy that even during the recent sell-off, the long period of “growth” stocks’ outperformance versus “value” has continued.

We believe that investors have increasingly placed a greater premium on companies and industries which are showing unit growth during the tepid economic recovery of the last 8 years. Consequently, since mid-2007, the Russell 1000 Growth Index has outperformed its “Value” counterpart by an astonishing amount. While, to an extent, this makes sense (after all, as interest rates decline, discounted future cash flows should, in theory, be worth more—and growth companies are most levered to this equation), this leverage works both ways. As the economy continues to strengthen, and interest rates eventually increase, we think it quite possible that this trend reverses. Much as was the case during the “tech bubble” of the late-90’s, we are unwilling to proclaim “value investing” dead.

Fund performance was helped by merger and acquisition activity among our financial stocks which are patiently positioned to benefit from higher future interest rates. We feel strongly that reported ROE’s in your banking, brokerage, and insurance investments have been muted by today’s prevailing low interest rates as a direct result of coordinated global easing policies of central banks. We also believe that these policies will run their course over the intermediate term and that the yield curve will normalize at higher rate levels. Once that happens, the affected ROE’s will rise and financial stock valuations could expand.

LSOFX finished the Period with a cumulative total return of +0.89%, while the S&P 500® Index (“S&P 500”) lost -0.21% and the HFRX Equity Hedge Index (“HFRX”) of long/short equity hedge funds lost -4.34%.

Management’s Discussion of Fund Performance

The Fund had several investment factors that unfolded over the course of the Period, including insurance M&A activity which drove positive results for two key holdings: Chubb and StanCorp. In addition, strong consumer spending helped our consumer names while the Fund managed to avoid sectors such as materials, energy, and healthcare by being underexposed to the sectors.

Contributors

The top three contributors to performance during the Period were in the financial sector and on the long side of the portfolio. Chubb (CB), StanCorp (SFG) and Arch Capital (ACGL) combined to add more than 150 basis points to the total return during the Period. Both Chubb and StanCorp were acquisitions during the Period, and Chubb remains amongst the top ten positions at the end of the Period.

Detractors

The top three stocks which detracted from performance during the Period were long positions in Newmont Mining (NEM), Leucadia National (LUK), and Murphy

Oil (MUR). These three stocks combined to hurt the Period’s performance by fewer than 90 basis points, and each long position continues to be held in the Fund at the end of the Period.

Management Outlook

We continue to take a long-term value approach to investing and the protection of capital remains a key priority. We expect the long book to continue to hold securities with long themes including companies with undervalued assets and strong cash flows that are also attractive M&A candidates, companies levered to interest rate increases, companies potentially benefiting from corporate tax reform and repatriation of foreign cash balances, and companies positioned to benefit from a stronger U.S. consumer.

At Period’s end, the Fund’s top 10 long positions represented approximately 27% of the long book and included Automatic Data (ADP), Berkshire Hathaway (BRK.B), Chubb (CB), Eaton (ETN), Home Depot (HD), McDonalds (MCD), Microsoft (MSFT), Procter and Gamble (PG), T Rowe Price (TROW), and White Mountains Insurance (WTM).

The Fund’s short book is populated with 24 individual companies that we believe have excessive valuations relative to takeout values, aggressive accounting practices, business model challenges, and/or stale brands losing market share.

We appreciate the confidence that you place in us and look forward to reporting to you again following our fiscal year end of May 31, 2016.

Sincerely,

Long Short Advisors

“The Secret of Wealth Creation is to Avoid Large Losses”

-John Gillespie, portfolio manager

Thank you for choosing the LS Opportunity Fund as a place to invest your assets alongside ours. We appreciate your trust in us to help manage and grow your capital.

Please refer to the Fund’s prospectus for a full description of the investment strategy and for more information about the Fund. You may obtain a current copy of the Fund’s prospectus by calling 877-336-6763, or visiting our website at www.longshortadvisors.com and clicking on the ‘Fund Information’ tab.

For additional questions or to discuss this report in more detail, please contact us at 215-399-9409, or via email at info@longshortadvisors.com

“Don’t time the market, invest in it”

The views and opinions expressed in Management’s Discussion of Fund Performance are those of the adviser and sub-adviser as of the end of the period. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but neither the adviser nor the sub-adviser makes any representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The S&P 500® Index is a widely recognized, unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. HFRI Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The Funds’ performance is not intended to reflect the performance of the Index, which is provided for comparison purposes only. The Index is not available for direct investment. HFRX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. For inclusion in the HFRX indices a hedge fund must meet the HFRI criteria, but also be open to new transparent investment, have at least $50 million assets under management and have at least a 24 month track record. The Funds’ performance is not intended to reflect the performance of the Index, which is provided for comparison purposes only. The Index is not available for direct investment.

Investment Results – (Unaudited)

Total Returns*
(For the periods ended November 30, 2015)

			Average Annual Returns
	Six Months	One Year	Three Year	Five Year	Since Inception (September 30, 2010)
LS Opportunity Fund	0.89%	(2.00)%	7.04%	5.22%	5.86%
S&P 500® Index**	(0.21)%	2.75%	16.09%	14.40%	14.65%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated September 25, 2015, were 2.96% of average daily net assets (2.51% after fee waivers and expense reimbursements by the Adviser.) Long Short Advisors, LLC (the “Adviser”) has entered into an amended expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2016, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-336-6763.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions, if any. For periods prior to April 28, 2015, the Fund had a different sub-adviser than the current sub-adviser. Returns of the Fund prior to April 28, 2015, were achieved by the previous sub-adviser.

** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.

Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-336-6763. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, Member FINRA.

Fund Holdings – (Unaudited)

Sector Exposure (11/30/2015)

(Based on Net Assets)

	Long	Short	Gross	Net
Consumer Discretionary	8.52%	-0.64%	9.16%	7.88%
Consumer Staples	9.40%	-2.09%	11.49%	7.31%
Energy	3.28%	-0.94%	4.22%	2.34%
Financials	44.89%	-22.46%	67.35%	22.43%
Health Care	7.66%	0.00%	7.66%	7.66%
Industrials	5.78%	0.00%	5.78%	5.78%
Information Technology	12.27%	-0.50%	12.77%	11.77%
Materials	0.91%	0.00%	0.91%	0.91%
Real Estate Investment Trusts	1.45%	0.00%	1.45%	1.45%
Unclassified	0.06%	0.00%	0.06%	0.06%

Total	94.22%	-26.63%	120.85%	67.59%

The LS Opportunity Fund (“Fund”) seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less risk than that of the stock market in general.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About The Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LS Opportunity Fund	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period Ended November 30, 2015*
Actual	$1,000.00	$1,008.90	$14.80
Hypothetical **	$1,000.00	$1,010.27	$14.81

*	Expenses are equal to the Fund’s annualized expense ratio of 2.95%, multiplied by the average account value over the period, multiplied by 183/366 .
**	Assumes a 5% return before expenses.

LS Opportunity Fund

Schedule of Investments

November 30, 2015 (Unaudited)

Common Stocks – Long – Domestic – 84.89%	Shares	Fair Value
Consumer Discretionary – 8.52%
Darden Restaurants, Inc.(a)	4,900	$275,233
Home Depot, Inc./The(a)	5,700	763,116
McDonald’s Corp.(a)	10,100	1,153,016
Yum! Brands, Inc.(a)	8,500	616,335

		2,807,700

Consumer Staples – 8.22%
Church & Dwight Co., Inc.(a)	4,600	394,542
Coca-Cola Co./The(a)	8,200	349,484
Colgate-Palmolive Co.(a)	6,800	446,624
Mondelez International, Inc. – Class A(a)	8,700	379,842
PepsiCo, Inc.(a)	3,100	310,496
Procter & Gamble Co./The(a)	8,700	651,108
Wal-Mart Stores, Inc.(a)	3,000	176,520

		2,708,616

Energy – 3.28%
ConocoPhillips(a)	4,100	221,605
Hess Corp.(a)	10,500	619,500
Murphy Oil Corp.(a)	8,400	240,072

		1,081,177

Financials – 38.07%
Aflac, Inc.(a)	4,900	319,676
Beneficial Bancorp, Inc.(a)*	25,100	350,396
Berkshire Hathaway, Inc. – Class B(a)*	10,400	1,394,536
Central Pacific Financial Corp.(a)	13,700	318,388
Chubb Corp./The(a)	7,200	939,816
Citigroup, Inc.(a)	8,200	443,538
Federated Investors, Inc. – Class B	12,700	397,764
Franklin Resources, Inc.(a)	13,200	553,344
JPMorgan Chase & Co.(a)	3,000	200,040
Legg Mason, Inc.(a)	10,800	479,304
Leucadia National Corp.(a)	28,400	502,112
Marsh & McLennan Cos., Inc.(a)	5,500	304,150
Oritani Financial Corp.(a)	25,400	440,436
PayPal Holdings, Inc.(a)*	12,700	447,802
PJT Partners, Inc. – Class A*	21,400	501,616
PNC Financial Services Group, Inc./The(a)	3,900	372,489

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

November 30, 2015 (Unaudited)

Common Stocks – Long – Domestic – 84.89% – continued	Shares	Fair Value
Financials – 38.07% – continued
Primerica, Inc.(a)	11,800	$604,632
ProAssurance Corp.(a)	9,000	476,190
Progressive Corp./The(a)	16,300	502,366
Safety Insurance Group, Inc.(a)	8,000	448,080
Selective Insurance Group, Inc.	3,900	134,589
State Street Corp.(a)	3,700	268,546
T. Rowe Price Group, Inc.(a)	9,400	715,810
U.S. Bancorp(a)	10,300	452,067
White Mountains Insurance Group Ltd.(a)	1,205	973,640

		12,541,327

Health Care – 6.39%
Abbott Laboratories(a)	8,200	368,344
Invacare Corp.(a)	11,800	235,056
Johnson & Johnson(a)	5,100	516,324
Merck & Co., Inc.(a)	8,100	429,381
Patterson Companies, Inc.(a)	12,200	555,954

		2,105,059

Industrials – 5.78%
Celadon Group, Inc.	23,100	321,090
CIRCOR International, Inc.	7,400	336,330
Eaton Corp. PLC(a)	12,900	750,264
Tyco International PLC	4,500	158,895
United Technologies Corp.	3,500	336,175

		1,902,754

Information Technology – 12.27%
Automatic Data Processing, Inc.(a)	7,500	646,950
eBay, Inc.(a)*	6,700	198,253
FLIR Systems, Inc.(a)	17,400	531,744
Microsoft Corp.(a)	17,200	934,820
Paychex, Inc.(a)	6,900	374,325
Science Applications International Corp.(a)	11,000	552,640
VeriSign, Inc.(a)*	4,300	384,592
Xilinx, Inc.(a)	8,400	417,396

		4,040,720

Materials – 0.91%
Newmont Mining Corp.(a)	16,200	298,242

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

November 30, 2015 (Unaudited)

Common Stocks –Long –Domestic –84.89% – continued	Shares	Fair Value
Real Estate Investment Trusts – 1.45%
Four Corners Property Trust, Inc.(a)	1,599	$31,660
Parkway Properties, Inc.(a)	26,000	444,080

		475,740

TOTAL COMMON STOCKS – LONG – DOMESTIC (Cost $27,961,764)		27,961,335

Common Stocks – Long – International – 9.27%
Consumer Staples – 1.18%
Diageo PLC(a) ADR	3,400	389,504

Financials – 6.82%
Arch Capital Group Ltd.(a)*	5,300	384,091
Endurance Specialty Holdings Ltd.(a)	8,200	540,872
RenaissanceRe Holdings Ltd.(a)	3,300	365,508
Validus Holdings Ltd.	9,600	452,928
XL Group PLC(a)	13,200	503,976

		2,247,375

Health Care – 1.27%
AstraZeneca PLC	5,200	177,060
Roche Holding AG	900	241,208

		418,268

TOTAL COMMON STOCKS – LONG – INTERNATIONAL (Cost $2,906,370)		3,055,147

	Contracts
Options Purchased – Long – 0.06%
Kohls Corp., Call @ $60, Expiring January 2016	55	275
Kohls Corp., Call @ $65, Expiring April 2016	55	825
PayPal Holdings, Inc., Call @ $40, Expiring January 2016	52	1,508
PayPal Holdings, Inc., Call @ $45, Expiring January 2017	42	8,778
Universal Health Services, Inc., Put @ $105, Expiring December 2015	16	520
Universal Health Services, Inc., Put @ $105, Expiring January 2016	22	2,310

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

November 30, 2015 (Unaudited)

Options Purchased – Long – 0.06% – continued	Contracts	Fair Value
Universal Health Services, Inc., Put @ $105, Expiring April 2016	16	$5,360

TOTAL OPTIONS PURCHASED – LONG (Cost $45,611)		19,576

TOTAL INVESTMENTS – LONG – 94.22% (Cost $30,913,747)		31,036,058

TOTAL SECURITIES SOLD SHORT – (26.63)% (Proceeds Received $8,553,755)		(8,772,986)

OTHER ASSETS IN EXCESS OF LIABILITIES – 32.41%		10,677,761

TOTAL NET ASSETS – 100.00%		$32,940,833

(a)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on November 30, 2015 was $26,372,739.
*	Non-income producing security.
ADR	– American Depositary Receipt

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Huntington Asset Services, Inc.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Securities Sold Short

November 30, 2015 (Unaudited)

Common Stocks – Short – Domestic – (18.82)%	Shares	Fair Value
Consumer Discretionary – (0.64)%
Brinker International, Inc.	(4,600)	$(209,852)

Consumer Staples – (2.09)%
Kellogg Co.	(10,000)	(687,700)

Energy – (0.94)%
Chevron Corp.	(3,400)	(310,488)

Financials – (14.65)%
Ameriprise Financial, Inc.	(3,500)	(395,325)
AmTrust Financial Services, Inc.	(7,800)	(487,578)
Arthur J Gallagher & Co.	(8,200)	(358,750)
Bank of New York Mellon Corp./The	(7,500)	(328,800)
Cincinnati Financial Corp.	(6,800)	(415,548)
Eaton Vance Corp.	(8,900)	(319,688)
Horace Mann Educators Corp.	(7,400)	(258,482)
Markel Corp.*	(810)	(733,188)
Prudential Financial, Inc.	(3,900)	(337,545)
Travelers Cos., Inc./The	(4,800)	(549,936)
Trustmark Corp.	(11,800)	(297,950)
Unum Group	(9,400)	(344,792)

		(4,827,582)

Information Technology – (0.50)%
Apple, Inc.	(1,400)	(165,620)

TOTAL COMMON STOCKS – SHORT – DOMESTIC (Proceeds Received $6,059,263)		(6,201,242)

Common Stocks – Short – International – (7.81)%
Financials – (7.81)%
ACE Ltd.	(2,800)	(321,580)
Commonwealth Bank of Australia	(9,200)	(529,506)
Everest Re Group Ltd.	(1,800)	(331,992)
HSBC Holdings PLC ADR	(6,900)	(275,310)
SCOR SE	(10,500)	(411,643)
Third Point Reinsurance Ltd.*	(12,600)	(179,046)
UBS Group AG	(19,900)	(381,284)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Securities Sold Short – continued

November 30, 2015 (Unaudited)

Common Stocks –Short –International –(7.81)% – continued	Shares	Fair Value
Financials – (7.81)% – continued
Westpac Banking Corp.	(6,069)	$(141,383)

TOTAL COMMON STOCKS – SHORT – INTERNATIONAL (Proceeds Received $2,494,490)		(2,571,744)

TOTAL SECURITIES SOLD SHORT – (26.63)% (Proceeds Received $8,553,755)		$(8,772,986)

*	Non-dividend expense producing security.
ADR	– American Depositary Receipt

The sectors shown on the schedule of securities sold short are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Huntington Asset Services, Inc.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statement of Assets and Liabilities

November 30, 2015

(Unaudited)

Assets
Investments in securities at fair value (cost $30,913,747)	$31,036,058
Cash(a)	10,812,651
Foreign currencies, at fair value (Cost $2,047)	1,979
Receivable for fund shares sold	50
Dividends receivable	50,898
Prepaid expenses	66,200

Total Assets	41,967,836

Liabilities
Investment securities sold short, at fair value (proceeds $8,553,755)	8,772,986
Payable for fund shares redeemed	174,594
Dividend expense payable on short positions	25,847
Payable to Adviser	12,965
Payable to administrator, fund accountant and transfer agent	12,107
Other accrued expenses	28,504

Total Liabilities	9,027,003

Net Assets	$32,940,833

Net Assets consist of:
Paid-in capital	$33,284,351
Accumulated undistributed net investment loss	(264,427)
Accumulated undistributed net realized gain	18,050
Net unrealized depreciation on:
Investment securities and securities sold short	(96,920)
Foreign currency	(221)

Net Assets	$32,940,833

Shares outstanding (unlimited number of shares authorized, no par value)	2,765,142

Net asset value (“NAV”) and offering price per share	$11.91

Redemption price per share (NAV * 98%)(b)	$11.67

(a)	See Note 2 in the Notes to Financial Statements regarding restricted cash.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed in 60 days or less of purchase. Share are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statement of Operations

For the six months ended November 30, 2015

(Unaudited)

Investment Income
Dividend income	$487,264

Total investment income	487,264

Expenses
Investment Adviser	444,938
Administration	23,839
Fund accounting	19,222
Transfer agent	30,458
Legal	58,724
Audit	8,250
Trustee	6,857
Compliance services	1,501
Miscellaneous	79,077
Other – short sale interest and overdraft expense	89,673
Dividend expense on securities sold short	161,316

Total expenses	923,855

Fees waived by Adviser	(181,866)

Net operating expenses	741,989

Net investment loss	(254,725)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investment securities	182,776
Securities sold short	(145,925)
Foreign currency	4,938
Change in unrealized depreciation on:
Investment securities	524,459
Securities sold short	(273,913)
Foreign currency	459

Net realized and unrealized gain on investments, short securities, options, foreign currency and foreign currency contracts	292,794

Net increase in net assets resulting from operations	$38,069

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statements of Changes in Net Assets

	For the Six Months Ended November 30, 2015	For the Year Ended May 31, 2015
	(Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(254,725)	$(2,963,413)
Net realized gain on investment securities, short securities, options and foreign currency	41,789	13,997,559
Net change in unrealized appreciation (depreciation) of investment securities, short securities and foreign currency	251,005	(9,488,654)

Net increase in net assets resulting from operations	38,069	1,545,492

Distributions From:
Net realized gains	(3,998,817)	(3,344,132)

Total distributions	(3,998,817)	(3,344,132)

Capital Transactions
Proceeds from shares sold	927,659	100,954,218
Reinvestment of distributions	3,928,499	3,259,260
Amount paid for shares redeemed	(64,231,219)	(156,003,469)
Proceeds from redemption fees (a)	7,924	—

Net decrease in net assets resulting from capital transactions	(59,367,137)	(51,789,991)

Total Decrease in Net Assets	(63,327,885)	(53,588,631)

Net Assets
Beginning of period	96,268,718	149,857,349

End of period	$32,940,833	$96,268,718

Accumulated undistributed net investment loss	$(264,427)	$(9,702)

Share Transactions
Shares sold	76,197	7,821,644
Shares issued in reinvestment of distributions	331,239	253,639
Shares redeemed	(5,312,330)	(12,187,993)

Net decrease in share transactions	(4,904,894)	(4,112,710)

(a)	The Fund charges a 2% redemption fee on shares redeemed in 60 days or less of purchase. Share are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended November 30, 2015		For the Fiscal Year Ended May 31, 2015	For the Fiscal Year Ended May 31, 2014		For the Fiscal Year Ended May 31, 2013		For the Fiscal Year Ended May 31, 2012		For the Period Ended May 31, 2011(a)
	(Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$12.55		$12.72	$12.04		$10.29		$11.45		$10.00

Income from investment operations:
Net investment income (loss)	(0.09)		(0.42)	(0.26	)(b)	(0.24	)(b)	(0.23	)(b)	(0.17	)(b)
Net realized and unrealized gain (loss) on investments	0.20		0.49	1.44		1.99		(0.91)		1.62

Total from investment operations	0.11		0.07	1.18		1.75		(1.14)		1.45

Less Distributions to Shareholders:
From net realized gains	(0.75)		(0.24)	(0.50)		—		(0.02)		—

Redemption fees	—	(c)	—	—	(c)	—	(c)	—	(c)	—	(c)

Net asset value, end of period	$11.91		$12.55	$12.72		$12.04		$10.29		$11.45

Total Return(d)(e)	0.89	%(f)	0.50%	9.72%		17.01%		(9.92)%		14.50	%(f)
Ratios and Supplemental Data:
Net assets, end of period (000)	$32,941		$96,269	$149,857		$37,750		$48,864		$20,375
Ratio of expenses to average net assets (g)	2.95	%(h)	2.51%	2.49%		3.12	%(i)	3.16%		2.99	%(h)
Ratio of expenses to average net assets before waiver and reimbursement/recoupment by Adviser(g)	3.67	%(h)	2.60%	2.71%		3.12%		3.06%		4.25	%(h)
Ratio of net investment loss to average net assets	(1.01	)%(h)	(1.72)%	(2.04)%		(2.22)%		(2.19)%		(2.25	)%(h)
Portfolio turnover rate	45.57	%(f)	551.53%	312.34%		310.57%		444.62%		199.48	%(f)

(a)	For the period September 30, 2010 (Commencement of Operations) through May 31, 2011.
(b)	Per share net investment loss has been calculated using the average shares method.
(c)	Amount represents less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Excludes redemption fee.
(f)	Not Annualized
(g)

Includes dividend, interest and overdraft expense of 1.00% for the six months ended November 30, 2015, and 0.56%, 0.54%, 0.77%, 0.66% and 0.49% for periods ended May 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(h)	Annualized
(i)

Effective February 4, 2013, the Adviser agreed to waive fees to maintain Fund expenses at 1.95%. Prior to that date, the expense cap was 2.50%. (See Note 4. Fees and Other Transactions with Affiliates and Other Service Providers)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Notes to the Financial Statements

November 30, 2015

(Unaudited)

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is an open-end, diversified series of the Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Prospector Partners, LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less risk than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Statement of Operations. During the six months ended November 30, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the last three tax years and the interim tax period since then.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) and distributions form Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1(Form 1065). Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including Exchange-Traded Funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The amount of restricted cash held at the broker as collateral for securities sold short was $8,997,469 as of November 30, 2015.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

Forward Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.

Derivative Transactions – The following table identifies the effect of derivative instruments on the Statement of Operations for the six months ended November 30, 2015.

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Call Options Purchased	Net realized and unrealized gain (loss) on investment securities	302	98	$(2,394)	$(10,022)
Equity Risk:
Put Options Purchased	Net realized and unrealized gain (loss) on investment securities	54	—	—	(16,013)

The Fund is not subject to a master netting arrangement and its policy is to not offset assets and liabilities related to its investment in derivatives.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange traded funds, real estate investment trusts, and american depositary receipts are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Call and put options that the Fund invests in are generally traded on an exchange and are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued using the last bid price. The options will generally be categorized as Level 1 securities.

Derivative instruments the Fund invests in, such as forward currency exchange contracts, are valued by a pricing service at the interpolated rates based on the prevailing banking rates and are generally categorized as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2015:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$31,016,482	$—	$—	$31,016,482
Options Purchased	19,576	—	—	19,576
Total	$31,036,058	$—	$—	$31,036,058

*	Refer to Schedule of Investments for industry classifications.

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks*	$(8,772,986)	$—	$—	$(8,772,986)
Total	$(8,772,986)	$—	$—	$(8,772,986)

*	Refer to Schedule of Securities Sold Short for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the period ended November 30, 2015.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average net assets. For the six

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS – continued

months ended November 30, 2015, the Adviser earned a fee of $444,938 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of net assets. The contractual agreement is effective through September 30, 2016. For the six months ended November 30, 2015, the Adviser waived fees of $181,866. At November 30, 2015, the Adviser was owed $12,965 from the Fund for advisory services. The waiver and/or reimbursement by the Adviser with respect to the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitations described above.

The amount subject to repayment by the Fund pursuant to the aforementioned conditions at November 30, 2015 was:

Amount	Recoverable through May 31,
$159,710	2017
148,331	2018
181,866	2019

The Adviser has retained the Sub-Adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The Trust retains Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc. – see Subsequent Events) (“Ultimus”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended November 30, 2015, Ultimus earned fees of $23,839 for administrative services provided to the Fund. At November 30, 2015, the Fund owed Ultimus $1,988 for administrative services. Certain officers of the Trust are members

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS – continued

of management and/or employees of Ultimus. A trustee of the Trust is a member of management of Ultimus. Ultimus operates as a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the parent company of Unified Financial Securities, LLC (the “Distributor”).

The Trust retains Ultimus to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended November 30, 2015, Ultimus earned fees of $30,458 from the Fund for transfer agent services. For the six months ended November 30, 2015, Ultimus earned fees of $19,222 from the Fund for fund accounting services. At November 30, 2015, the Fund owed Ultimus $7,918 for transfer agent services and $2,201 for fund accounting services.

The Distributor acts as the principal underwriter of the Fund’s shares. There were no payments made to the Distributor by the Fund for the six months ended November 30, 2015. A trustee and an officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the six months ended November 30, 2015, purchases and sales of investment securities and securities sold short, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$—
Other	27,988,096
Sales
U.S. Government Obligations	$—
Other	61,864,138

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2015, National Financial Services, Inc. (“NFS”) owned, as record shareholder, 72% of the outstanding shares of the Fund. It is not known whether NFS or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2015, the appreciation (depreciation) of investments, net of proceeds for investment securities sold short, for tax purposes was as follows:

Amount
Gross Unrealized Appreciation	$1,824,831
Gross Unrealized (Depreciation)	(1,945,483)

Net Unrealized Depreciation	$(120,652)

At November 30, 2015, the aggregate cost of securities, net of proceeds for investment securities sold short, for federal income tax purposes, was $22,383,724.

The tax characterization of distributions for the fiscal year ended May 31, 2015 was as follows:

2015
Distributions paid from:
Long-term Capital Gain	$3,344,132

At May 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$2,549,871
Undistributed long-term capital gains	1,448,940
Accumulated capital and other losses	(9,702)
Unrealized appreciation/(depreciation)	(371,879)

$3,617,230

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of wash losses.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2015

(Unaudited)

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financials were issued. On November 13, 2015, Huntington Bancshares, Inc. entered into an agreement to sell Huntington Asset Services, Inc. and Unified Financial Services, Inc. to Ultimus Fund Solutions, LLC. The sale closed on December 31, 2015. Management has determined that there were no additional items requiring additional disclosure.

NOTE 11. PROXY VOTING RESULTS

On September 17, 2015, a special meeting of the shareholders of the Fund was held at the offices of the Trust for the purpose of approving a new sub-advisory agreement between Long Short Advisors, LLC and Prospector Partners, LLC and to approve the implementation of a “multi-manager” arrangement whereby Long Short Advisors, LLC, under certain circumstances would be able to hire and replace sub-advisers for the Fund without obtaining shareholder approval.

Below are the voting results for the Fund from the special meeting:

	For	Against	Abstain
To approve a new sub-advisory agreement between Long Short Advisors, LLC and Prospector Partners, LLC on behalf of the Fund:	3,603,575	1,677	3,013

	For	Against	Abstain
To approve the implementation of a “multi-manager” arrangement whereby Long Short Advisors, LLC, under certain circumstances would be able to hire and replace sub-advisers for the Fund without obtaining shareholder approval:	259,539	3,344,678	4,046

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (877) 336-6763 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

R. Jeffrey Young, Chairman

Ira Cohen

Andrea Mullins

OFFICERS

R. Jeffrey Young, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

INVESTMENT ADVISOR

Long Short Advisors, LLC

1818 Market Street, 33rd Floor, Suite 3323

Philadelphia, PA 19103

DISTRIBUTOR

Unified Financial Securities, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE – disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not Applicable – filed with annual report

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	1/28/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	1/28/2016

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	1/28/2016